Exhibit 99.2

40 Queen Square
Bristol
BS1 4QP
P +44(0)117 3155800
www.claytonerm.com

PRIVATE & CONFIDENTIAL

Due Diligence Review

Project Porto

prepared for Bank of Scotland

by

Clayton Euro Risk

March 2018

Contents

BACKGROUND		4
TERMS OF REFERENCE		5
Data Tapes	5
Sampling	5
Sample Stratification	6
Information Available to Reviewers	7
Documentation	7
Systems & Technology	7
EXECUTIVE SUMMARY		8
DATA INTEGRITY		10
Payment History	10
Data Points	10
Original Valuation Amount	11
Year of Birth – Secondary Borrower	11
Original Valuation Date	12
Year of Birth – Primary Borrower	12
Original Advance Date	12
Loan Amount	12
Other Data Observations	12
Term Start Date	12
Original Maturity Date	12
Original Term	12
Original Valuation Type	13
Occupation Data for all Borrowers	13
Borrower Income Data	13
Original LTV	13
DOCUMENTATION		14
Key Documents	14
Missing Documents	14
Methodology	15
Points to note on Documentation	15
Missing Documents Grading Guide	15
Missing Documents Selected Sample Grading	16
Missing Document Categories (Primary Loan)	17
Missing Document Categories (Further Loans)	17
Application Form (MISS.01)	18
Mortgage Offer (MISS.02)	18
Credit Search (MISS.03)	18
Valuation Report (MISS.04)	18
Know Your Customer (KYC) (MISS.05)	19
Evidence of Income (MISS.07)	19
Certificate on Title (COT) or Release of Funds (MISS.08)	19
All Documents Missing (MISS.09)	19
Life Policy Documents Missing (MISS.10)	19
Life Policy Assignment (MISS.38)	20
Mortgage Deed / Charge (MISS.11 / MISS.40)	20
Family Home Declaration (ROI) (MISS.15)	20
Solicitor Notice of Undertaking (MISS.16)	20
Deeds Review	21
PAYMENT PERFORMANCE		22

Payment Performance Findings	24
New Arrears > 1 Month (Pay.03)	24
New Arrears > 1 Month - Further Advance (Pay.03.1)	24
Late / Partial Payments or Unpaid Direct Debits (Pay.04)	24
Late / Partial Payments or Unpaid Direct Debits - Further Advances (Pay.04.1)	24
Borrower Not Cooperating (Pay.01)	25
Arrears Likely to Increase (Pay.02)	25
Arrears Likely to Increase - Further Advance (Pay.02.1)	26
Account in Credit- Payments Missed or Partial Payments (Pay.05)	26
Arrears Likely to Increase Summary Graph	26
SERVICING / COLLECTIONS		28
Collections Grading	28
Grading Guide	28
Selected Sample Grading’s	29
Servicing Activity Findings	30
Communication with Borrower Not Correctly Conducted (Coll.02)	30
No Active, Timely or Effective Dialogue with Borrowers (Coll.03)	30
Mortgage Arrears Resolution Process (MARP) under CCMA regulation	30
Forbearance	30
Appeals	31
Litigation	31
Possession	31
CBI Tracker Mortgage Examination	31
Evidence of Remediation or Interest Correction (INFO.11)	32
EVIDENT RISK		33
Evident Risk Grading	33
Grading Guide	33
Selected Sample Grading’s	33
Evident Risk Findings	34
Potential Shortfall (Risk.09)	35
Actual Shortfall (Risk.10)	35
Bankruptcy / IVA Post Completion (Risk.30)	35
Current Whereabouts Unknown (Risk.36)	35
Borrower No Longer Resides (Risk.37)	35
Fraud (Risk.40)	36
Complaint (Risk.41)	36
Loan Past Maturity (Risk.42) & Loan Approaching Maturity (RISK.29)	36
Lending into Retirement (Risk.44)	36
Legal Dispute / Insurance Claim (RISK.45)	36
Other Charges (Risk.62)	37
Occupants Post Completion (RISK.63)	37

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 2

Property Abandoned or Empty (RISK.64)	37
BTL – Borrower in Occupancy (RISK.65)	37
Unauthorised Tenancy (RISK.66)	37
Property in Possession (RISK.70)	37
Title Issue (RISK.71)	38
Property is Non–Standard Construction/ Not Easily Marketable (RISK.72)	38
Adverse Valuers Comments (Risk.73)	38
Developer Incentives (RISK.78)	38
Other Property Risk (RISK.89)	38
Unsecured Loan (RISK.93)	39

Sensitive / Vulnerable Borrowers	39
Sensitive – Age (Risk.31)	39
Sensitive Health (Risk.32)	39
Sensitive Benefits (Risk.33)	39
Sensitive – Deceased Borrower (Risk.34)	40
Sensitive Other (Risk.35)	40
APPENDICES		41
Appendix 1 – Scope of Work	41
Appendix 2 – Sample Stratification	47
Appendix 3 – Data Integrity Table	60

Information provided by Clayton Euro Risk reflects the loan assessment solely at a certain date and does not forecast future performance. The information is not investment advice nor is it an offer to buy or sell any security. The information is not intended for distribution to, or use by, any person other than the addressee or approved parties. Information contained herein is based upon information provided to Clayton Euro Risk, and although it has been represented as accurate and complete, Clayton Euro Risk is not in a position to independently verify all such information.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Porto – Narrative Report	February 2018	Page | 3

Background

Bank of Scotland plc (the “Company” or “Lender”) is considering the sale of a residential mortgage portfolio secured by first legal mortgage and/or 1st lien. The portfolio has a balance of approx. €5.0b with c.27,000 loans.

Clayton will provide for the Company, on a loan level basis, a specific review of loans originated in the Republic of Ireland (the Transaction).

The purpose of this due diligence is to provide an independent assessment of a sample from the pool of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security.

Clayton will provide our standard set of due diligence reports to the Company for their benefit and reliance.

These will be made available to (i) the Company’s Affiliates and Representatives; and (ii) a number of named Bidders, their Affiliates and Representatives, subject to the completion of the appropriate form of release letter to assist them with assessment of the transaction with reliance on the Clayton points being provided to the eventual purchaser of the portfolios and the funder or funders thereof.

The purpose of this due diligence is to provide an independent assessment of a sample of 887 loans selected on behalf of the Company to identify any risks in relation to Data integrity and Evident Risk.

The review will cover the following areas:

1.	Sampling

2.	Data Integrity

3.	Payment Performance

4.	Non-Performing Loans

5.	Evident Risk

The full Scope of Work can been seen in Appendix 1

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Porto – Narrative Report	February 2018	Page | 4

Terms of Reference

The on-site review took place at the office of Lloyds Banking Group, 125 London Wall, London and at Pepper Ireland (the “Servicer”), Westpark Business Campus, Shannon, between the 8th December 2017 and the 26th January 2018.

Pepper have been the retained independent service provider for the Porto portfolio since April 2016 and have undertaken primary and special servicing functions following the closure of the previous servicer (Certus).

Data Tapes

The data tapes received were as of the 30th September 2017 for the main data tape and 31st October 2017 for the monthly payment history data tape.

Sampling

The total sample consisted of 887 loan parts; being 609 primary loans and 278 sub-accounts secured by 609 properties. The loans are all secured on residential properties being a mixture of owner occupied Private Dwelling Homes (PDH) and Buy to Let Residential Investment Properties (RIP) in the Republic of Ireland (ROI)

Sample was selected by the Bank by using the following methodology:

●	Unpaid Balance(UPB) > €1 mill

●	In Arrears > 90 days with UPB> €500,000

●	Currently in forbearance

●	LTV > 125%

It is important to note that the sample has been targeted towards loans with certain characteristics, this should be considered when extrapolating results to the wider portfolio population.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 5

      Sample Stratification

Project Porto	Pool				Sample

Account Type (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Primary	22,742	83.95%	4,627,274,462	92.63%	609	68.66%	449,449,898	83.77%
Further Advance	4,348	16.05%	368,241,858	7.37%	278	31.34%	87,103,395	16.23%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Current Balance (UPB)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
.01 - 25,000.00	2,842	10.49%	38,690,662	0.77%	15	1.69%	215,864	0.04%
25,000.01 - 50,000.00	2,500	9.23%	93,088,346	1.86%	20	2.25%	770,375	0.14%
50,000.01 - 75,000.00	2,092	7.72%	130,554,659	2.61%	25	2.82%	1,564,236	0.29%
75,000.01 - 100,000.00	2,142	7.91%	188,938,488	3.78%	31	3.49%	2,826,968	0.53%
100,000.01 - 150,000.00	4,158	15.35%	522,462,412	10.46%	67	7.55%	8,452,983	1.58%
150,000.01 - 200,000.00	3,912	14.44%	682,288,770	13.66%	77	8.68%	13,439,390	2.50%
200,000.01 - 300,000.00	5,602	20.68%	1,367,818,472	27.38%	169	19.05%	41,880,599	7.81%
300,000.01 - 400,000.00	1,916	7.07%	654,314,830	13.10%	81	9.13%	27,862,207	5.19%
400,000.01 - 500,000.00	788	2.91%	351,313,804	7.03%	39	4.40%	18,066,119	3.37%
500,000.01 - 750,000.00	662	2.44%	393,546,839	7.88%	83	9.36%	50,454,976	9.40%
750,000.01 - 1,000,000.00	237	0.87%	204,730,424	4.10%	61	6.88%	53,878,913	10.04%
1,000,000.01 - 2,000,000.00	205	0.76%	268,369,537	5.37%	194	21.87%	254,544,424	47.44%
2,000,000.01 - 3,000,000.00	28	0.10%	68,511,646	1.37%	24	2.71%	58,102,321	10.83%
3,000,000.01 - 4,000,000.00	1	0.00%	3,092,166	0.06%	0	0.00%	.	.%
4,000,000.01 - 5,000,000.00	1	0.00%	4,493,918	0.09%	1	0.11%	4,493,918	0.84%
5,000,000.01 - 7,500,000.00	4	0.01%	23,301,347	0.47%	0	0.00%	.	.%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Repayment Method	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
I/O	9,715	35.86%	2,756,281,213	55.18%	718	80.95%	493,976,459	92.06%
P&P	252	0.93%	49,863,758	1.00%	19	2.14%	8,445,883	1.57%
REP	17,123	63.21%	2,189,371,348	43.83%	150	16.91%	34,130,951	6.36%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Loan Purpose	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Additional Funds	4,197	15.49%	357,563,077	7.16%	253	28.52%	82,044,222	15.29%
Buy to let	4,023	14.85%	957,906,699	19.18%	189	21.31%	82,479,064	15.37%
Purchase	11,953	44.12%	2,458,797,519	49.22%	272	30.67%	229,616,915	42.79%
Remortgage	6,917	25.53%	1,221,249,025	24.45%	173	19.50%	142,413,093	26.54%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Months in Arrears (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	25,671	94.78%	4,721,233,445	94.52%	735	83.05%	475,585,887	88.70%
.01 - 1.00	572	2.11%	99,822,877	2.00%	17	1.92%	9,490,902	1.77%
1.01 - 2.00	172	0.64%	29,515,678	0.59%	11	1.24%	4,407,855	0.82%
2.01 - 3.00	73	0.27%	14,224,333	0.28%	6	0.68%	3,915,629	0.73%
3.01 - 6.00	156	0.58%	26,062,873	0.52%	17	1.92%	4,872,035	0.91%
6.01 - 9.00	75	0.28%	13,729,107	0.27%	8	0.90%	3,213,350	0.60%
9.01 - 12.00	75	0.28%	17,899,561	0.36%	18	2.03%	8,162,601	1.52%
12.01 - 18.00	100	0.37%	18,725,169	0.37%	14	1.58%	4,043,862	0.75%
18.01 - 24.00	59	0.22%	13,385,852	0.27%	14	1.58%	6,305,873	1.18%
24.01 - 36.00	74	0.27%	14,521,569	0.29%	20	2.26%	5,195,401	0.97%
36.01 - 48.00	19	0.07%	3,477,687	0.07%	3	0.34%	1,565,541	0.29%
48.01 - 60.00	6	0.02%	3,315,994	0.07%	0	0.00%	.	.%
60.01 - 72.00	9	0.03%	1,297,037	0.03%	4	0.45%	879,518	0.16%
72.01 - 84.00	5	0.02%	889,343	0.02%	2	0.23%	203,564	0.04%
84.01 - 96.00	10	0.04%	5,877,534	0.12%	9	1.02%	5,732,203	1.07%
96.01 - 108.00	1	0.00%	5,835,154	0.12%	0	0.00%	.	.%
108.01 - 120.00	1	0.00%	757,523	0.02%	1	0.11%	757,523	0.14%
120.01 - 240.00	7	0.03%	4,435,102	0.09%	6	0.68%	1,861,200	0.35%
Total	27,085	100.00%	4,995,005,838	100.00%	885	100.00%	536,192,944	100.00%

      Further detail can be seen in Appendix 2.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 6

Information Available to Reviewers

Documentation

Origination documents were provided for the sample in the form of scanned documents containing (where available):

●	Application Form

●	Borrower identification

●	Credit Search

●	Mortgage Offer

●	Valuation Report

●	Proof of income or rental indication on BTL applications

●	Funds release request

●	Solicitor Undertaking

●	Life insurance policy details or waiver (may also be found on the deeds)

●	Life insurance assignment, if applicable

●	Further Advance documentation; Application, Offer, credit search, valuation (if applicable)

A paper deeds pack was provided to primarily review the mortgage / charge deed and to review documents associated with Family Home Declaration, life assurance and Certificate of Title (COT) which may not have been scanned with the origination documents.

The review team were given audit access to the main processing / servicing platform known as Armnet

Systems & Technology

The lender uses a number of systems and these can be summarised as follows;

Armnet (Access Relationship Manager) – The system used by Pepper Servicing. Provides primary servicing and arrears / collection management. It has built-in regulatory CPC, CCMA & MARP functionality including Standard Financial Statement (SFS) processing and ARA management. Full contact notes and correspondence history together with Diary and workflow management. Armnet also includes the migrated previous servicer ‘Chat’ notes. Customer complaints are flagged on Armnet together with outcomes and correspondence. The Servicer has a separate dedicated system known as CRS to fulfil their obligations with regards complaint investigation / tracking / root cause analysis and reporting.

Hardco / Softco – Archive Document depository system for scanned documents relating to origination and some post completion documents and Annual statements generated by the previous servicer (Certus). The application used by the Lender is Hardco and a different version known as Softco is used by the servicer. The content is the same, just a different user interface. Anecdotally the review team found the Softco version easier and quicker to use.

Aquarius – Bespoke in-house Appeal register system which mirrors CCMA appeals process requirements. Contains a diary system tracking deadlines and document management. Minutes of appeal boards held along with decisions made. It has a QA function to track minutes, outcomes and customer documentation is reviewed by each appeal board member prior to final decision being communicated. The system also includes the relevant reporting functionality for the Client and Irish Central Bank (ICB).

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 7

Executive Summary

The selected sample is not a random representation of the pool and as such the sample findings may not be typical of the portfolio as a whole.

Loan performance and evident risk have a close correlation, where non-performing loans generally exhibit more evident risks by both volume and severity per case.

A breakdown of the key findings are as follows;

Data Integrity

This was found to be good with the following point to note;

●

Original Valuation amount had the highest rate of discrepancies when comparing the data to the actual valuation report at 3.6%. These discrepancies were due to a number of reasons but mainly the purchase price being populated rather than the actual valuation report figure

Documentation

There are a number of missing documents, particularly, credit searches, KYC and family Home declarations. Due to the seasoning of the portfolio Clayton does not see these as a material risk other than where there is a missing valuation report or where the mortgage deed appears to be missing.

●

Credit Searches: Lending policy states that credit searches were system generated for all mortgage applications prior to loan approval for Underwriter review. It is therefore likely that those ‘missing’ were not subsequently scanned to the file rather than the credit search not having taken place

●

Family Home Declarations; The lender advises that retention of this document did not form part of the mandatory process. Clayton is aware that prior to 2009 if the property was a Land Registry Title then the original Family Home Declaration would have been lodged with the Property Registration Authority (PRA) and a copy may not have been kept with the title deeds

●

On application forms referring to multiple loans it was more difficult to find all the relevant documents on the respective loan, as these may have been scanned to only one of the loans within the customers portfolio which may not form part of the sample

●	Where deeds were available (93%) the mortgage / charge deed was present and correctly completed

Payment Performance

Generally a performing sample with 68% of loans experiencing no payment issues within the last 12 months and a further 20% having experienced some payment issues but the arrears are likely to decrease or remain static in the opinion of Clayton.

●

12% by primary loan population are considered not performing, arrears are likely to increase and are subject to a high LTV where there is the potential (or actual for those already sold in possession) shortfall if the property were to be taken in possession

o	11 of the above (1.8%) properties are in possession within the sample. All are expected to have shortfall balances following actual sale

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 8

Collections / Servicing

Servicing In the opinion of Clayton is excellent and fully compliant with both CCMA and CPC regulatory codes.

●	Forbearance measures can be considered prudent and in line with regulation and best practice

●	Litigation action is on hold pending the completion of the CBI Tracker Mortgage Examination

●	There is evidence of refunds of interest remediation on some accounts

Evident Risk

A clear correlation exists between the level of evident risks and the performance of the loan. The non-performing loans carry a significant risk of shortfall should the property be either voluntarily or forced into possession. The level and type of risks noted are in line with expectations based upon the characteristics of the chosen sample.

●	68% by Primary loan population have no evident risks and 22% by primary loan population have one or more minor risks in the opinion of Clayton

●

3.3% by Primary loan population have potential material risks and these generally relate to loans where there is an erratic payment history with the potential for a shortfall; or there are other detrimental property related issues; or where there is a missing valuation report.

●	6.7% by Primary loan population have significant material risks and include;

o	37 loans where arrears are high, deteriorating and a shortfall appears very likely

o	2 loans where a shortfall has been crystallised

o	4 confirmed fraud cases

o	1 unsecured loan following sale of property

o	1 Solicitor negligence claim

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 9

Data Integrity

The data verification sample consisted of 887 loans and 609 properties reviewed using the data tape which had a cut off as at 30th September 2017. The sample included verification against 14 key data fields.

The data verification points were verified against the system and documentation held on file where applicable and available.

Where documents were missing or not provided, verification took place between the data tape and the ARMNet system only.

Payment History

Payment history for the 12 months October 2016 to October 2017 inclusive were verified against the Lender’s system. The data tape provided details of payments due and payments made, together with a running monthly arrears balance and running monthly account balance. Please note the data and the Servicer System provides two data fields; ‘Arrears amount’ and a ‘True arrears amount’ and it is the true arrears value used for verification, being the arrears position at 31 days past due.

The payment/arrears history and balance data was checked against the transactions and arrears summary screens on ARMnet.

The payment history data was found to be accurate.

Data Points

The majority of the data discrepancies identified revolved around the valuation data, however the variance is low and allowing for those cases where the purchase price was reflected in the data rather than the actual valuation figure, then this variance would reduce further. With this in mind the quality on the selected data points is considered to be good.

Data Integrity Report

Field	# of Differences	Reviewed Loans %	Differences %	Total €	€%
Original_Valuation_Amount	24	2.71%	75.00%	€13,027,489.40	2.43%
Secondary Customer Year of Birth	4	0.45%	12.50%	€3,484,983.06	0.65%
Original_Valuation_date	2	0.23%	6.25%	€271,776.57	0.05%
Primary Customer Year of Birth	1	0.11%	3.13%	€1,498,618.98	0.28%
Origination_Date	1	0.11%	3.13%	€50,138.19	0.01%
Term_Yrs	0	0.00%	0.00%	€0.00	0.00
Current_Balance	0	0.00%	0.00%	€0.00	0.00
Current All-in Rate	0	0.00%	0.00%	€0.00	0.00
Repayment_Method	0	0.00%	0.00%	€0.00	0.00
Scheduled_Payment_Amount	0	0.00%	0.00%	€0.00	0.00
Sub_Account_No	0	0.00%	0.00%	€0.00	0.00
Loan_Amount	0	0.00%	0.00%	€0.00	0.00
Current Arrears balance	0	0.00%	0.00%	€0.00	0.00
Payment Method	0	0.00%	0.00%	€0.00	0.00
Total Differences	32

Total # of Loans with Differences	30	3.38%		€18,061,229.63
Total # of Loans without Differences	857	96.62%		€518,492,063.38
Total # of Reviewed Loans	887			€536,553,293.01

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 10

Original Valuation Amount

24 (2.71%) discrepancies.

The data reflects the original valuation for the Primary Loan only and this was checked to the system and to the origination valuation document held on file (where available). In all cases the data matched the system but differed to the documentation held on file. There appears to be a number of reasons for this;

●	Data stated ‘unknown’ and this actual figure was collected by the review team from the report found on file

o	Example CER813 – Data states ‘Unknown’ while actual valuation found on file states €480,000

●	Keying error

o	Example CER823 - Valuation on file is €3,900,000 which had been entered as €390,000

●	Lower figure used , typically purchase price.

o	Example CER 320 - The valuation on file was €1,800,000 however the data reflected the lower purchase price of €1,550,000

●	Higher Figure used – Purchase price used instead

o	Example CER 886 – The original valuation on file was €3,000,000 and the purchase price of €3,075,000 has been populated

On some cases the review team were unable to establish the reason for the difference and this maybe down to missing or miss-filed updated valuation correspondence.

The following table shows the aggregated Original Valuation Amount for the sample loans when comparing data tape figures to the verified review figures:

	Original Valuation Amount	% Difference
Data Tape	€1,265,298,644
Review Data	€1,270,389,144	+0.40

Year of Birth – Secondary Borrower

4 (0.45%) discrepancies.

The year of birth was checked to the system and available KYC documents held on file and any differences noted.

Note: the ARMnet system holds this data at a customer level and not at the individual loan level.

Examples;

●	CER 324- The data and system stated the year of birth to be 1971, however a copy of the passport confirmed this to be 1966

●	CER 577 – The data stated the year of birth to be 1977. ARMnet system and passport on file confirmed this to be 1974

●	CER 592 – The data stated the year of birth to be 1965. ARMnet system and passport on file confirmed this to be 1963

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 11

Original Valuation Date

2 (0.23%) discrepancies.

The original valuation date shown on the data reflects the Primary advance valuation only.

●	CER 813 - displayed as 30-Dec-1899 on the data and the system and should have been 01-Jan-2008 based on valuation found on file. The loan is a part and part loan linked to CER814.

This discrepancy would appear to be a keying error.

Year of Birth – Primary Borrower

1 (0.11%) discrepancy

The year of birth was checked to the system and available KYC documents held on file and any differences noted

●	CER 294- The data and system stated the year of birth to be 1953 , however a copy of the passport confirmed this to be 1952

Original Advance Date

1 (0.11%) discrepancy

●	CER 584 – The data states original advance date to be 4th December 2008, while system states this was 2 days earlier on the 2nd December 2008

This discrepancy maybe due to the delay between funds release to the solicitor and the actual completion date of the loan.

Loan Amount

No discrepancies were seen.

The amount reported in the data tape corresponds to the initial drawdown and it does not include subsequent drawdowns on the same account. For example, a self-build stage release loan would only have the initial stage release reflected in the data.

Other Data Observations

Term Start Date

This reflects the Original Advance date except where there has been a term amendment, due to a formal customer request or to align the primary loan with that of a further advance.

Original Maturity Date

This is the original maturity date or the amended term following a change as mentioned above

Original Term

This is the original term in years or the amended term following a change as mentioned above

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 12

Original Valuation Type

The valuation type options on the data were either ;

●	Other

●	Full

●	Drive-By

●	Desktop

Invariably the valuation was found to be a Bank of Scotland standard one page report, which would be considered as a ‘Full’ valuation report type in the opinion of Clayton. The data itself was inconsistent and mainly referred to the this type as ‘other’.

Occupation Data for all Borrowers

This appears to try and categorise the occupation type to a number of high level descriptions such as ‘Senior Professional’, ‘semi or unskilled’ with many accounts simply recorded as ‘unknown or unclassified’ with the latter being the most populated in the sample data field, suggesting there was less reliance on this data during loan processing.

For comparison purposes Clayton captured the actual occupation for each borrower

Borrower Income Data

The income data for each borrower generally reflected that stated at application stage, though it was on occasion difficult to ascertain the actual figure used where it did not closely match the data, as the underwriting sheet was not generally found to be on the file. Where it was not obvious how the income was derived or where the data was stated as ‘0’ Clayton captured this figure for comparison.

Note: the income data reflected that of the primary advance only.

The Income data itself was populated in either the ‘Customer income’, ‘self-income’ or ‘other income’ fields and although the income amount may match, it was not consistently in the data field expected.I.e. self-employed income could equally appear in the ‘customer income field’ rather than the ‘self-income’ field

Original LTV

This reflected the original advance compared to the original valuation stated on the data, and includes those further advance parts that completed the same day. For example CER 301, 302 and 303 consists of a primary loan and 2 further advances, however the original LTV reflects CER 301 and 302 only as they completed the same day with CER303 completing 5 months later.

It was also noted that where the original advance reflected just the initial stage release, the LTV reflected the initial position rather than the final position when all the advance was released.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 13

Documentation

Key Documents

Scanned images of the origination and previous Servicer (Certus) documentation was provided using the archive image application known as HardCo accessed whilst on site at the office of the Lender, or a version known as Softco when accessing from the Servicer’s site.

The archive application held origination documentation which typically consisted of;

●	Application Form

●	Borrower identification

●	Credit Search

●	Mortgage Offer

●	Valuation Report

●	Proof of income or rental indication on BTL applications

●	Funds release request

●	Solicitor Undertaking

●	Life insurance policy details or waiver (may also be found on the deeds)

●	Life insurance assignment, if applicable

●	Further Advance documentation; Application, Offer, credit search, valuation (if applicable)

Other documents that maybe found on the origination file but would normally be enclosed with the mortgage deed are;

●	Family Home Declaration

●	Certificate of Title (COT)

Missing Documents

There were a number of documents not evident on the loan accounts reviewed. There are some mitigating circumstances that may explain this observation;

●

Documents for those customers who made multiple loan applications at the same time were not necessarily found on their corresponding loan accounts. I.e. application, KYC, Credit search and income was found to be scanned to only one of the loan accounts and the review team were not always able to identify which loan held the documents, particularly on large portfolios or where loans had since redeemed

●

Family Home Declarations – It is considered best practice to retain this document rather than mandatory. Prior to 2009 if the property was a Land Registry Title then the original Family Home Declaration would have been lodged with the Property Registration Authority (PRA) and a copy may not have been kept on file or with the title deeds

●

Credit Searches – Lending policy states that these were system generated prior to loan approval for all mortgage applications for Underwriter review. It is therefore likely that those ‘missing’ were not subsequently scanned to the file rather than the credit search not having taken place

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 14

Methodology

The document files were checked to ensure that the lender holds the key origination documents. The documents were checked for completeness and accuracy at the time of origination. However a full file re-underwrite did not form part of the review. Where a document was deemed to be missing by the review team, this was referred to the Lender for comment and / or provide the lender with the opportunity to find the missing document

Origination documents were reviewed for the 887 loans in the sample including the 609 properties used as security for these loans.

Points to note on Documentation

●	The Lender confirmed that KYC evidence was not a requirement on further advance applications, having already been obtained on the original advance and the customer being known to the lender.

●

Where multiple applications were made at origination for a BTL portfolio and/or including PDH then documents such as KYC / credit search / application form / income were in many cases found to be only scanned to one account, with possibly sections of the application form relating to a specific property only found on the relevant loan file. The challenge the review team had were in locating the right account where the documents were to be found, particularly if these were not in the sample or were part of a large portfolio.

●

The number of missing documents relating to the further advance part is a consolidated figure for each borrower; i.e. where a borrower had more than one further advance part and hence multiple missing documents of the same type it was counted as only 1 exception. The exception detail itself in the accompanying loan level report provides the exact information on which documents were missing from the respective further advance loan.

Missing Documents Grading Guide

The Missing Document grading severity has been attributed as follows:

Grade	Description
A	No key documents missing.
B	One or more key documents missing. However, the particular documents will not impact the management and collection of payments and also not expected to affect the loan performance
C	One or more material documents missing. The particular documents could impact the collectability and / or the recovery of the loan

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 15

Missing Documents Selected Sample Grading

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	359	40.47%	58.95%	€294,023,207.53	54.80%
B	202	22.77%	33.17%	€125,491,528.91	23.39%
C	48	5.41%	7.88%	€29,935,161.59	5.58%
L	278	31.34%		€87,103,394.98	16.23%
Pool Totals	887			€536,553,293.01

The 278 loans graded ‘L’ relate to additional loan parts linked to a primary loan within the sample. All 887 loan parts were reviewed, any exception or grade applicable to a sub account has been applied to the primary account only, this prevents the double counting of grades and exceptions.

The table below excludes additional loans parts and reports against the 609 primary loans only.

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	359	58.95%	58.95%	€294,023,207.53	65.42%
B	202	33.17%	33.17%	€125,491,528.91	27.92%
C	48	7.88%	7.88%	€29,935,161.59	6.66%
Pool Totals	609			€449,449,898.03

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 16

Missing Document Categories (Primary Loan)

Exception Code	Missing Document (Primary Accounts)	# Missing	Severity Grading
MISS.15	Family Home Declaration	176	A
MISS.03	Credit Search	157	B
MISS.05	KYC	51	B
MISS.40	Deeds out on Undertaking	34	A
MISS.07	Evidence of Income / Rental Income	34	B
MISS.01	Application	28	B
MISS.16	Solicitors Undertaking	22	B
MISS.11	Legal Charge / Mortgage Deed	20	C
MISS.02	Offer	16	B
MISS.01A	Application not signed	15	B
MISS.04	Valuation	12	C
MISS.08	CoT / Request for Funds	10	B
MISS.10	Life Policy Documents	7	B
MISS.38	Life Policy Assignment	4	B
MISS.09	All documents	3	C

Missing Document Categories (Further Loans)

Exception Code	Missing Document (Further Advances)	# Missing	Severity Grading
MISS.15.1	Family Home Declaration	55	A
MISS.03.1	Credit Search	54	B
MISS.16.1	Solicitors Undertaking	32	B
MISS.04.1	Valuation	14	C
MISS.08.1	CoT / Request for Funds	10	B
MISS.07.1	Evidence of Income / Rental Income	19	B
MISS.02.1	Offer	7	B
MISS.01.1	Application	5	B
MISS.01A.1	Application not signed	2	B
MISS.10.1	Life Policy Documents	2	B
MISS.38.1	Life Policy Assignment	1	B
MISS.09.1	All documents	1	C

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 17

Application Form (MISS.01)

All loans were expected to contain an application form. The customer is required to sign and date the application form.

The application form was checked for completeness, that all parties to the loan had signed correctly, the details of the loan requested and customer details relating to income and employment were evident.

●	28 Primary loans were noted not to have a fully completed application form on file

●	5 Further Advance Loans were noted not to have a fully completed application form on file

●	15 Primary loans did have a completed application form on file but was not signed or the signature page was missing

●	2 Further Advance loans did have a completed application form on file but was not signed or the signature page was missing

Mortgage Offer (MISS.02)

Where available, the mortgage offer corresponding to the data provided was checked for completeness and accuracy and that it was signed by all relevant parties to the agreement.

●	16 Primary loans were noted where a corresponding offer to the loan was not evident on file

●	7 Further Advance loans were noted where a corresponding offer to the loan was not evident on file

Credit Search (MISS.03)

Al loans were expected to contain an ICB credit search that was system generated. Wherever possible Clayton checked other loan applications made at the same time by the customer to ascertain whether the credit search had been only scanned to that account. Where this was found to be the case it was accepted.

Lending policy states that these were system generated prior to loan approval for all mortgage applications for Underwriter review. It is therefore likely that those ‘missing’ were not subsequently scanned to the target file rather than the credit search not having taken place

●	157 Primary loans were noted where there was not a credit search on file

54 Further Advance loans were noted where there was not a credit search on file

Valuation Report (MISS.04)

Original Advance

Where available, the original valuation report indicated on the data was reviewed to assess the quality of security including property location, type, value, the valuer’s comments and that the information relating to the value and date of report were correctly captured in the data.

●	12 Primary loans were noted where a valuation was not found on file

Further Advance

It is important to note some of the further advance loans are actually the part & part element of a primary loan and as such there would be no separate valuation (or indeed some other key documents). For all other further advances there was an expectation that a valuation report would be available, particularly if the data provided later valuation details that matched the time of the further advance application. The expectation (as per lending policy) was for a ‘drive-by’ valuation to be on file prior to June 2009 and a ‘full’ valuation to be on file post June 2009.

●	14 Further Advance loans where a valuation was not found on file

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Porto – Narrative Report	February 2018	Page | 18

Know Your Customer (KYC) (MISS.05)

Under AML regulatory requirements the lender must conduct effective ‘customer due diligence’ and establish the identity of the borrower. This is usually through original or certified copies of personal identification; typically passport/driving licence/bank statements/utility bills. There is no KYC requirement for further advance loans as the borrower is already known to the Lender.

●	51 Primary loans were noted where KYC documentation was either missing or incomplete

Evidence of Income (MISS.07)

For PDH applications the Income confirmation could take the form of references / payslips / P60 / Accounts or letter of serviceability from an accountant and / or bank statements. Proof of income was expected to be seen on both primary and further advances (as per lending policy).

For RIP (BTL) applications evidence of rental income would typically be in the form of a valuers estimate stated within the valuation report itself or on a separate confirmation letter. Tenancy agreements were rarely seen.

●	34 Primary Loans were noted where proof of income was missing.

●	19 Further Advance loans were noted where proof of income was missing

Note: An affordability check did not form part of this review.

Certificate on Title (COT) or Release of Funds (MISS.08)

Where available the security file was checked to ensure a Certificate of Title (COT) or release of funds request was on file.

●	10 Primary loans were noted where a COT or Release of Funds document was missing.

●	10 Further Advance loans were noted where a COT or Release of Funds document was missing.

It was observed that a number of cases used First American Title for conveyancing and that title insurance was obtained and a copy found on file. The COT was not regarded as missing in these instances.

All Documents Missing (MISS.09)

Where the review team were unable to find any of the key origination documents relating to a particular loan then this was flagged as such.

●	3 Primary loans were noted where all documents were missing

●	1 Further Advance loan was noted where all documents were missing

Life Policy Documents Missing (MISS.10)

Life insurance is a requirement when taking out a residential mortgage, however there are certain circumstances when this can be waived, these are;

●	Borrower over the age of 50, or premium ratings due to medical conditions etc.

●	Not a requirement for BTL mortgages

Otherwise, unless there was a waiver or policy on file an exception was raised:

●	7 Primary loans were noted where there was not any evidence of a life policy on file

●	2 Further Advance loans were noted where there was not any evidence of a life policy on file

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Porto – Narrative Report	February 2018	Page | 19

Life Policy Assignment (MISS.38)

Where there was evidence of a life policy on file, then a corresponding notice of assignment was expected. Where this was not evident it was raised as missing.

●	4 Primary loans were noted where a Notice of assignment was not on file

●	1 Further Advance loan was noted where a Notice of assignment was not on file

Mortgage Deed / Charge (MISS.11 / MISS.40)

Where available the security file was checked to ensure a mortgage deed was on file and that it correctly completed with the security and borrowers details and that it was correctly executed by all parties.

●	20 Primary loans were identified where the completed mortgage deed was not available within the deeds pack

●	34 Primary loans were identified were the deeds were out under a solicitors undertaking. This would normally occur pending redemption or change in ownership.

Family Home Declaration (ROI) (MISS.15)

The Family Home Protection Act 1976 was introduced to protect spouses who are living in a property but are not party to ownership of the property. Under the Act a spouse who is the legal owner of the property cannot sell a family home without the prior consent of the non-legally owning spouse.

It is considered best conveyancing practice that a Family Home Declaration should always be sought in all cases to confirm if the property is a family home, or not, and to confirm if a person is married, single, separated or divorced.

Where there was not a declaration on file or within the deeds, then unless it was obvious it did not apply this was raised as missing. However this does not necessarily mean it was a requirement.

Clayton is aware that prior to 2009 if the property was a Land Registry Title then the original Family Home Declaration would have been lodged with the Property Registration Authority (PRA) and a copy may not have been kept with the title deeds. This may account for a number of the missing documents.

●	176 Primary loans identified where there was no Family Home Declaration on file or with the deeds

●	55 Further Advance loans identified where there was no Family Home Declaration on file or with the deeds

Solicitor Notice of Undertaking (MISS.16)

A solicitors undertaking is required to hold the deeds to the Lenders order and complete the necessary conveyance and registration activities required by the lender. It is expected that there would be such an undertaking on each file, including further advances where a solicitor was involved, except in the instances where title insurance was in place.

●	22 Primary loans were noted where a Notice of undertaking was not on file and title insurance was not in place

●	32 Further Advance loans were noted where a Notice of undertaking was not on file and title insurance was not in place

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 20

Deeds Review

A separate deeds review was undertaken to establish if the mortgage / charge deed existed and was correctly executed. This document was held only as a hard copy within the title deeds. This also gave the review team the opportunity to find other documents such as; life policy details, Family Home declarations, solicitor undertakings, COT / Funds release requests that were not found on the scanned images.

It is important to note Clayton do not give any warranty as to the validity of the title registration

●	A total of 566 deed packs were made available during the review period for checking from a total sample of 609 securities

●	The movement of deeds prevented them all being made available in the time period available. Deeds may be booked out to a local solicitor on an undertaking

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 21

Payment Performance

Each loan was reviewed on the Armnet system to make an assessment of the payment performance of each loan account based on the data period provided of October 2016 to October 2017. The performance since the data cut off from October 2017 to the time of the payment performance review in January 17 was also assessed.

The current Servicer, Pepper Ireland took over the servicing of the portfolio in April 2016 from Certus

The historic financial transactions and customer contact notes were migrated to Pepper’s ARMnet servicing system and were available to view on the borrowers account.

The ARMnet servicing system provides a full view of the customers exposure so that during customer contact the whole customer situation can be discussed, rather than in loan isolation.

The areas reviewed are as follows:

●	Entry dates for last 12 months to ascertain the Normal Monthly Instalment (NMI) Due against the amount paid and recent performance during this time

●	The current months in arrears and arrears balance

●	If current or previous arrears evidenced within the last 12 months, then to provide the reason for arrears as captured in history notes and whether the issue has now been resolved

●	Flag accounts with any partial or late payments in last 12 months

●	Flag accounts where payments have been missed in the last 12 months

Payment Performance Grading

Grading Guide

Grade	Description

A	No new arrears or late payments during review period

B	Late / missed payments during review period but arrears likely to decrease or remain static.

C	Payment issues during review period or future issues identified and arrears likely to increase, however no shortfall likely.

D	Payment issues during review period or future issues identified and arrears likely to increase and there is a risk of a shortfall.

L	Additional Loan Part related to a primary loan

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 22

Selected Sample Grading’s

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	413	46.56%	67.82%	€345,241,946.19	64.34%
B	121	13.64%	19.87%	€68,352,564.42	12.74%
C	38	4.28%	6.24%	€17,855,735.41	3.33%
D	37	4.17%	6.08%	€17,999,652.01	3.35%
L	278	31.34%		€87,103,394.98	16.23%
Pool Totals	887			€536,553,293.01

The 278 loans graded ‘L’ relate to additional loan parts linked to a primary loan within the sample. All 887 loan parts were reviewed, any exception or grade applicable to a sub account has been applied to the primary account only, this prevents the double counting of grades and exceptions.

The table below excludes additional loans parts and reports against the 609 primary loans only.

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance
A	413	67.82%	67.82%	€345,241,946.19	76.81%
B	121	19.87%	19.87%	€68,352,564.42	15.21%
C	38	6.24%	6.24%	€17,855,735.41	3.97%
D	37	6.08%	6.08%	€17,999,652.01	4.00%
Pool Totals	609			€449,449,898.03

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 23

Payment Performance Findings

It is important to note that the sample has been targeted towards loans with certain characteristics, and that the relatively high incidence of delinquent accounts is primarily a consequence of the sample selection process.

413 primary loans have had no new arrears or late / partial payment issues during the review period and this figure can include loans which are or have been in arrears but are currently making at least the normal monthly instalment or meeting an agreed arrangement. A further 121 primary loans would be considered to have had some form of payment issues during the review period, however where arrears remain on these accounts they are decreasing or remaining static. This represents around 88% of the primary loan population. Loans where arrears are increasing and the loan to value is estimated between 90% and 100% will typically have been awarded a Grade C. Loans where the arrears are increasing and the loan to value is estimated at >100% will typically have been awarded a Grade D.

New Arrears > 1 Month (Pay.03)

98 loans (16% by primary loan population) have been in arrears by more than one month during the review period. This figure also includes all 11 primary loans that are in possession.

Payment history was assessed over the review period in order to identify those accounts that are or have been in arrears during this time. PAY.03 exceptions identifies accounts where arrears have exceeded 30 days during the review period. This exception is a reflection of arrears activity during the review period. 21 of the cases identified have at the time of the review either no arrears, or the arrears in the opinion of clayton are likely to reduce.

New Arrears > 1 Month - Further Advance (Pay.03.1)

24 loans (3.9% by primary loan population) of primary loans which have had arrears during the review period also had further advance loans which have been in arrears by more than one month during the same period.

Late / Partial Payments or Unpaid Direct Debits (Pay.04)

81 loans (13% by primary loan population).

The review assessed the payment history during the review period in order to identify those accounts that had payment issues within this period but did not lead to the loan being classed as in arrears

This exception identifies accounts that had recalled or late payments during the review period but the payment was made up during the month due or where on a performing forbearance reduced payment plan. The cases identified are in addition to those highlighted as having been classed as been in arrears under Pay.03.

Late / Partial Payments or Unpaid Direct Debits - Further Advances (Pay.04.1)

26 cases (4% by Primary loan population) of the Primary loans which have had payment issues during the review period also had further advance loans which have payment issues during the same period.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 24

Borrower Not Cooperating (Pay.01)

39 cases (6.4% by Primary loan population).

The review assessed the collections notes and events on the Arment system over the review period to identify where despite the Servicers attempts to contact the borrowers there was no evidence of any response. It does not necessarily mean all these account are currently in arrears, however it makes the task of resolving payment issues difficult.

A breakdown of loan performance for these cases is as follows;

●	1 case does not have any current arrears

●	1 case the arrears are likely to decrease in the opinion of Clayton

●	5 cases the arrears are likely to remain static in the opinion of Clayton

●	32 cases the arrears are likely to increase in the opinion of Clayton

Future Payment Performance

Each loan was subject to a future payment performance assessment where the Reviewer took account of the various characteristics such as:

●	Amount of arrears at data cut off

●	Payment history track record

●	Reason for arrears (RFA)

●	Borrower communication and engagement with the Lender

The above list is not a definitive list and may vary according to the information available on each case. It should be noted that this assessment is only a guide and is based upon the professional opinion / experience of Clayton.

Arrears Likely to Increase (Pay.02)

70 cases (11.5% by primary loan population) it is considered likely in the opinion of Clayton that the arrears will increase going forward. This figure also includes all 10 primary loans that are in possession.

10 of these are or have been subject to an Alternative Repayment Arrangement (ARA) and although the borrower maybe meeting the agreed arrangement the arrears are still accruing

Example:

●	CER 12 – Moratorium agreed 10th September 2017 to February 2018. Payments have been suspended, however arrears continue to accrue

The review assessed these cases for a potential shortfall on sale if possession is taken. By using the current balance in relation to the latest valuation or reference to a more recent valuation as noted on the system, this provided the reviewer with an indication as to the likelihood of a shortfall. Where the current Loan to Value is equal to or greater than 100% and arrears are increasing the loan has been awarded a payment performance Grade D. Where the Loan to Value is under 100% and arrears are increasing the case has been graded C. It should be noted that this assessment is only a guide and is less accurate if the last known valuation is not recent or is the one carried out at origination. Those loans where the current loan to value is under 100% but high, could also produce a loss on re-sale after taking into account increasing arrears, additional interest charges and associated fees.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 25

Examples include:

●

CER 121 – Borrower is not engaging with servicer and payments are not being made. Last payment to account was in Sep08. No potential shortfall based on latest valuation at origination of €830k in Mar03 and €679k current balance. This is graded ‘C’

●

CER 161 – Arrears accrued since Nov16. Borrowers are living with a relative for the past 12 months. Note advises that relative indicates that Borrowers cannot afford repayments. No SFS completed to date. Notes on file indicate that the property is either to be let or to be placed on the market for sale and that the family have been in contact with an auctioneer. Total loan outstanding as at Dec17 €1.29 million and property value as at 05May17 €325,000 Shortfall likely of €965,000.00. This has been graded a ‘D’

Arrears Likely to Increase - Further Advance (Pay.02.1)

15 cases (2.4% by primary loan population) had one or more associated further advance loans which were also not performing and the arrears were likely to increase going forward.

It is important to note this figure does not represent 15 Further advance loans, but 15 primary accounts with further advance loans linked to them. The exact detail of which further advance loan was not performing can be found in the narrative of the exception within the accompanying reports.

Unsurprisingly, the primary loan associated with these further advances are also not performing with arrears increasing. The exception to this is CER 357 where the borrower had cleared the arrears on the primary account and not the further advance account after the data cut off in December 2017.

Account in Credit- Payments Missed or Partial Payments (Pay.05)

4 cases (0.65% by primary loan population) where there had been partial payments or missed payments during the review period, however as the account was in credit there were no instances of arrears. The difficulty with accounts in credit is that they may mask forthcoming payment problems once the credit has depleted.

Arrears Likely to Increase Summary Graph

Type	Loan Count	% of Total	Current Balance
No Arrears during review period	613	69.11%	€406,805,588.41
No current arrears	109	12.29%	€62,384,505.51
Increase	95	10.71%	€37,095,014.94
Remain Static	52	5.86%	€18,844,725.07
Decrease	18	2.03%	€11,423,459.08
Totals	887		€536,553,293.01

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 26

Reason for Arrears

Where possible, the reason for arrears was established and the account assessed to ascertain whether the issues had since been resolved.

Type	Loan Count	% of Total	Current Balance	% of Total Current Balance

No Arrears during review period	674	75.99%	€450,675,619.01	83.99%

Financial Mismanagement	39	4.40%	€16,982,862.55	3.17%

Unknown	36	4.06%	€16,069,434.47	2.99%

Ill Health	28	3.16%	€7,762,226.09	1.45%

Reduced Income	20	2.25%	€5,055,626.56	0.94%

Unemployed	18	2.03%	€4,883,497.23	0.91%

Marital Split	18	2.03%	€9,345,963.89	1.74%

Business Slow	15	1.69%	€7,950,204.48	1.48%

Business Failed	11	1.24%	€3,794,503.41	0.71%

Borrower Deceased	8	0.90%	€1,889,352.87	0.35%

Account in credit - payments missed	7	0.79%	€4,434,653.56	0.83%

Historical Arrears	6	0.68%	€2,353,017.32	0.44%

BTL - No Tenants	3	0.34%	€503,020.38	0.09%

Family Bereavement	2	0.23%	€1,103,238.44	0.21%

Administration error	1	0.11%	€2,708,252.76	0.50%

BTL - Tenants not paying	1	0.11%	€1,041,819.99	0.19%
Totals	887		€536,553,293.01

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 27

Servicing / Collections

The Loan Servicing is outsourced to Pepper (Ireland) Ltd.

The servicing performance was reviewed for all 887 loans in the sample to assess (if applicable) whether the collections activity was undertaken in accordance with the appropriate regulatory codes. These being ;

1.	Code of Conduct on Mortgage Arrears (CCMA) for loans secured on Primary Residence

2.	Consumer Protection Code (CPA) for loans not secured on Primary Residence (Buy to Let)

The notes, events and correspondence were reviewed on the Armnet system during the review period to establish evidence of appropriate and timely collections activity by the Servicer and adherence to the relevant code.

A Collections grade has been applied to provide a measure of the Servicers performance and takes into consideration various factors including the recent payment profile and the effect collections activity is potentially having on payment performance, including whether the account has been flagged as sensitive. For example, on cases where there is little collections activity but the Borrower is continuing to make some attempt at payments and the arrears are not increasing dramatically then the effect on grading is considered less serious than those cases where no payments are being made and there is no apparent collections activity.

Any exceptions to the regulatory codes published policy / guidelines and what would be deemed prudent collections activity have been raised as an exception

Collections Grading

Grading Guide

Grade	Description

A	Collections activity both timely and commensurate with Borrower’s circumstances.

B	Collections activity not timely, minor breach in adherence to Servicer collections policy but deemed not to have affected overall payment performance.

C	Collections activity not considered to be timely or in accordance with Servicer collections policy, incomplete collections history. No obvious breach in regulatory framework.

D	Collections activity not timely or in accordance with Servicer collections policy. Incomplete collections history. Evidence of one or more apparent breaches in regulatory framework.

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Project Porto – Narrative Report	February 2018	Page | 28

Selected Sample Grading’s

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance

A	607	68.43%	99.67%	€447,202,319.03	83.35%

B	2	0.23%	0.33%	€2,247,579.00	0.42%

L	278	31.34%		€87,103,394.98	16.23%

Pool Totals	887			€536,553,293.01

The 278 loans graded ‘L’ relate to additional loan parts linked to a primary loan within the sample. All 887 loan parts were reviewed, any exception or grade applicable to a sub account has been applied to the primary account only, this prevents the double counting of grades and exceptions.

The table below excludes additional loans parts and reports against the 609 primary loans only.

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance

A	607	99.67%	99.67%	€447,202,319.03	99.50%

B	2	0.33%	0.33%	€2,247,579.00	0.50%

Pool Totals	609			€449,449,898.03

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 29

Servicing Activity Findings

The Servicing observed for the sample of loans reflected compliance with the Code of Conduct of Mortgage Arrears (CCMA) and Consumer Protection Code (CPA) with appropriate and timely actions. The Armnet system used by the Servicer is highly automated, triggering the required notice appropriate for each code and only 1 breach was evident for the period under review. This includes Pre-arrears cases where the required information and ‘sign-posting’ was provided to the borrowers and a clear audit trail of the account being passed to the Arrears Support Unit (ASU).

The standard arrears letter templates were checked and all met regulatory requirements

Communication with Borrower Not Correctly Conducted (Coll.02)

One case identified (CER 725) relating to the timely issue of an arrears letter under Provision 23 of the CCMA. The letter had not been sent out within 3 business days and a letter from the Servicer was on file dated 18th October 2017 apologising for this error. This error had been traced to a system issue and the Servicer confirmed there have been no further instances.

No Active, Timely or Effective Dialogue with Borrowers (Coll.03)

1 case identified (CER 485) where a significant payment of €100,000 had been made to the account in April 2014, placing the account in credit. No further payments have been made since and the credit has been eroded over the years and will be depleted around March 2018. There was no indication on file of pro-active contact to establish the current situation and if payments will recommence once the credit has expired.

Mortgage Arrears Resolution Process (MARP) under CCMA regulation

A number of loans were observed at the time of the review as being in MARP and these were reviewed to establish the activity within the MARP process and if it was appropriate. I.e. Completion of Standard financial Statement (SFS) and supporting documents, Interim repayment plans and decisions on Alternative Repayment Arrangements (ARP) and customer appeals. In the opinion of Clayton the servicing under the MARP process was found to be appropriate.

Forbearance

The following types of Forbearance were identified on the account during the payment performance review period from October 2016 to January 2018.

Temp Reduced Payment only	28

Moratorium	19

Arrears Capitalisation	9

Term Extended	1

Fixed Payment Arrangement	1

The most common type of forbearance was the use of temporary reduced payment to assist with short term reduced income such as short term illness.

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All these were assessed for appropriateness and that a Standard Financial Statement (SFS) had been completed to support the rationale for why the forbearance was chosen above others. Note, all this information is held within the ARMnet system for review.

Appeals

There was evidence of borrowers appealing the Lenders decision and in all cases they were deemed to be reviewed in line with CCMA regulation. The current servicer has a dedicated Appeals log which Clayton had sight of during the Servicer onsite visit.

Litigation

5 instances (1% by primary loan account) were identified where there had been litigation action on an account, however there was no evidence of any current possession action pending in the sample.

The review team noted that on a number of accounts the arrears management process had not moved beyond collections activity to legal action, particular on those CCMA regulated loans where the customer had been notified they are deemed non cooperating and that legal action may follow. In other cases the borrowers appear to be still in MARP despite not cooperating and well over 3 months having elapsed, being the time period when a customer would have been notified of having exited MARP.

The absence of legal action on the sample was raised with the Lender and Servicer who confirmed that currently all litigation action (with some exceptions) is currently on hold pending a review of all accounts by the lender in connection with the Central Bank or Ireland(CBI) Tracker Mortgage Examination.

Possession

A total of 13 loan accounts (10 primary and 3 further advances) are in the sample which have been taken into possession. Reasons for possession include confirmed fraud, deceased borrower, voluntarily surrender and bankruptcy. In the opinion of Clayton the action taken would be considered prudent for the specific circumstances of the case.

CBI Tracker Mortgage Examination

The CBI explains this review as follows;

“The Examination covers all lenders that offered tracker mortgages to customers, including mortgages used for a family home or an investment property. The Examination covers the time from when lenders started to offer tracker mortgages, up to the end of 2015. This involves the initial review of more than two million mortgage accounts by lenders. Lenders are required to identify all customers affected by tracker mortgage issues at any time in the past.”

“Mortgage accounts that have been redeemed, sold or transferred to another entity by a lender, as well as mortgage accounts where the customer has lost possession of the secured property for any reason (including by way of voluntary and involuntary sale) are within scope of the Examination”

The purpose of this review is to identify if the tracker mortgage has effectively been operated correctly and the borrower has not lost any benefit when switching products. The Lender once finding an issue will then need to provide redress.

Clayton have been advised by the Servicer that litigation is on hold pending this review to prevent any potential customer detriment.

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Project Porto – Narrative Report	February 2018	Page | 31

Evidence of Remediation or Interest Correction (INFO.11)

During the course of the review, Clayton observed 24 primary loans where evidence of remediation was seen in connection with the tracker mortgage examination and other interest adjustments to the accounts, the latter generally around July 2015.

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Evident Risk

These are potential issues that have been identified during the review of the documentation and system notes, where it is considered that there could be a material impact on either the value of the security, the realisation prospects and / or the future payment performance of the loan. The grades awarded take account of the origination and post completion risks established and have been awarded on a severity level basis.

Evident Risk Grading

Grading Guide

Grade	Description

A	No evident risks identified

B	Minor evident risks identified

C	One or more evident risks identified or potential material evident risk

D	Material evident risks identified

Selected Sample Grading’s

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance

A	413	46.56%	67.82%	€318,202,797.41	59.30%

B	135	15.22%	22.17%	€102,368,087.51	19.08%

C	20	2.25%	3.28%	€10,246,181.52	1.91%

D	41	4.62%	6.73%	€18,632,831.59	3.47%

L	278	31.34%		€87,103,394.98	16.23%

Pool Totals	887			€536,553,293.01

The 278 loans graded ‘L’ relate to additional loan parts linked to a primary loan within the sample. All 887 loan parts were reviewed, any exception or grade applicable to a sub account has been applied to the primary account only, this prevents the double counting of grades and exceptions.

The table below excludes additional loans parts and reports against the 609 primary loans only.

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Project Porto – Narrative Report	February 2018	Page | 33

Grade	Count	% of Total	% of Graded	Current Balance	% of Total Current Balance

A	413	67.82%	67.82%	€318,202,797.41	70.80%

B	135	22.17%	22.17%	€102,368,087.51	22.78%

C	20	3.28%	3.28%	€10,246,181.52	2.28%

D	41	6.73%	6.73%	€18,632,831.59	4.15%

Pool Totals	609			€449,449,898.03

Evident Risk Findings

With regard to Evident Risk Grading’s there is a strong correlation with the Payment Performance Grade, in particular where a Potential Shortfall appears likely. The Evident Risk Grade also takes into consideration other factors that are separate to payment performance e.g. issues surrounding the condition/validity of the security.

413 primary loans have no evident risks and 135 have what would be considered by Clayton to have minor evident risks. This represents around 90% of the primary loan population.

20 cases are considered to have potential material risks. The majority of these are loans with an erratic payment history where there is a risk of shortfall based on the last known valuation.

41 cases have been graded ‘D’ by Clayton, where there are significant material risks identified. These relate to the following issues;

●	37 loans where arrears are high, deteriorating and a potential shortfall appears likely

●	2 loans that have been taken into possession with pending shortfalls

●	4 confirmed Fraud cases

●	2 Priory Hall development cases, where the property remains uninhabitable until remedial works completed

●	2 Unsecured loans following sale of Property (possession)

●	1 Solicitor negligence claim as security not registered

Note: a single loan may have multiple issues

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Potential Shortfall (Risk.09)

187 cases identified.

Where the arrears on an account are increasing and there is a potential shortfall on sale should the lender take possession and the property sold. The potential shortfall has been estimated based on the current balance outstanding, and the latest valuation stated either in the data or found on the mortgage file. The accuracy of this figure will vary dramatically based on the age of the available valuation information and as such is to be used as an indication only of any likely shortfall should the property be repossessed. The grade applied may be a ‘C’ or ‘D’ depending on the payment history of the borrower and the estimated loan to value. If arrears are present, likely to increase and the estimated loan to value exceeds 100% then a Grade D will have been awarded. If arrears are present, static or likely to reduce and the estimated loan to value exceeds 100% then a Grade C will have been awarded. If arrears are likely to increase and the estimated loan to value is between 90%-100% then a Grade C will have been awarded.

Of the 187 loans identified with a Potential Shortfall, 131 have no arrears but have an estimated loan to value >100%. In these instances the Risk.09 exception does not affect the grade and is included for information purposes.

This risk has been applied to the primary loan only but is also reflective of any associated further advances.

Actual Shortfall (Risk.10)

2 cases identified: CER 465 where the property has been sold in possession with a significant shortfall of around €330,000 and CER 521 where the shortfall is around €111,000.

Bankruptcy / IVA Post Completion (Risk.30)

13 case identified where a Personal Insolvency Arrangement has been issued.

8 of these are not performing with arrears increasing.

Current Whereabouts Unknown (Risk.36)

This is also linked to Risk.37

20 cases identified where the whereabouts of the borrower is not known, either due to returned mail or where one or more of the borrowers is known not to reside and correspondence address was not provided.

There are 5 BTL properties including in this figure and these are due to returned mail from the borrowers last known correspondence address.

13 of these are not performing with arrears increasing.

Borrower No Longer Resides (Risk.37)

33 cases identified on Private Residence Loans, where one or more of the borrowers no longer resides. This can be due to marital breakup, moving abroad to work or letting the property. This can cause delays should the loan fall into arrears and current contact details are not known.

Examples are;

●	CER 780 – Correspondence returned and marked ‘gone away’ Servicer notes indicate borrower resides abroad

●	CER 849 – Borrowers have separated and borrower 1 no longer resides new correspondence address provided

17 of these loans are not performing with arrears increasing.

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Project Porto – Narrative Report	February 2018	Page | 35

Fraud (Risk.40)

4 cases identified all of which relate to the same borrower

These are;

●	CER 369 / 370 / 371 / 372 – Report on file dated 22nd August 2013 states the borrower drew down 4 loans fraudulently and that an international arrest warrant was issued

All 4 of these are not performing with arrears increasing.

Complaint (Risk.41)

2 cases identified which are currently ‘Open’ at time of the review.

These are;

●	CER 250 – Complaint received 12th December 2017 in relation to Tracker rate. Investigation ongoing and 20 day holding letter sent 11th January 2018

●

CER 692 – Not a formal complaint but still under review; deceased case and solicitors dealing with proceeds of Life cover which were short by €3,789 to redeem loans held by borrower, insurance company queried why there should be a shortfall and offered €1,000 in full and final settlement.

This was rejected and matter ongoing

Only 1 of these (CER250) is not performing with arrears increasing

Loan Past Maturity (Risk.42) & Loan Approaching Maturity (RISK.29)

32 cases identified, where the loan has passed maturity or is within last 12 months of maturity and not on a full capital and repayment method of repayment. It is evident from the notes and correspondence that the servicer is active in managing accounts that are approaching or have expired and depending on circumstances, formal extensions or rolling 12 month ‘forbearance’ (but not necessarily related to arrears forbearance) have been granted and monitored. There was no evidence of legal action on those accounts that had expired and the current strategy would appear to work with the customer.

6 of these are not performing with arrears increasing.

Lending into Retirement (Risk.44)

Clayton has taken a benchmark of age 70 as an arbitrary retirement age and flagged cases where one or more borrowers will be over this age at maturity and there is no evidence on file of an affordability assessment into retirement. It is acknowledged that at time of origination of these loans, this type of prudent assessment was generally not undertaken within the industry. The risk is mitigated for those borrowers on a capital and interest repayment mortgage, where the balance will have significantly reduced by retirement age.

43 cases identified on loans secured on Private Residence, where the borrower will be over the age of 70 at maturity and it is unknown whether affordability into retirement was assessed at the time of application. 33 of which are on interest only loans.

Only 1 of these are not performing with arrears increasing

Legal Dispute / Insurance Claim (RISK.45)

2 cases identified where there is evidence of legal or potential legal dispute

These are;

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●

CER 369 – Property in possession and notes indicate the Lender is in dispute with the Property management company due to outstanding property management charges and access is being denied to the Lender by the company

●

CER 780 – Borrower 2 is disputing agreeing to mortgage citing under medication when signed documents and registration has not been completed by the borrowers solicitors. Case is under review by the Lenders solicitor and negligence action was undertaken in 2014. Current situation unknown

Both of these are not performing with arrears increasing.

Other Charges (Risk.62)

1 case identified (CER 799) where there is a second charge. This ranks after the Lenders charge.

This case is performing.

Occupants Post Completion (RISK.63)

2 cases identified where the notes indicate there are other occupiers permanently residing in the property.

1 of these are not performing with arrears increasing.

Property Abandoned or Empty (RISK.64)

2 cases identified where the notes indicate the property is likely to be empty.

These are;

●	CER 136 – Occupancy check carried out by Lender in 2014 confirmed borrowers no longer reside, current situation is unknown

●	CER 370 – BTL property, subject to a fraud investigation. Field agent report dated 12July 2012 on file states property had been vacant for a long time and in poor repair. Current situation unknown

Both of these are not performing with arrears increasing.

BTL – Borrower in Occupancy (RISK.65)

11 cases identified where the notes on file indicate 1 or more of the borrowers is residing in their BTL property or where the correspondence address is the same as the security address indicating the property maybe inhabited by the borrower.

1 of these is not performing with arrears increasing.

Unauthorised Tenancy (RISK.66)

6 cases identified where the notes indicate the borrower no longer resides and the property is let.

2 of these are not performing with arrears increasing.

Property in Possession (RISK.70)

10 cases identified where the property has been taken into possession. All are expected to have shortfall balances following sale.

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Title Issue (RISK.71)

6 cases identified where there is either a known issue with the title or the file notes / legal documentation indicate a potential issue that would benefit from clarification or investigation by the Lender.

Examples include;

●	CER 367 –The borrower claims there is a default on the title due to part of the property being on the neighbours land

●

CER 370 – Letter on file dated 23rd Feb16 from previous servicer’s solicitor indicating they were unable to confirm how the property was conveyed to the current borrower. No further notes on file regarding outcome

●	CER 545 – Notes on file indicate title deeds not held and solicitor originally acting has since been imprisoned on fraud.

●	CER 577 – Deeds indicate there is a prior charge to Allied Irish Bank dated 5th September 2006 and Lenders charge is dated after this on 28th December 2006. Unclear if prior charge has been removed

4 of these cases are not performing with arrears increasing.

Property is Non–Standard Construction/ Not Easily Marketable (RISK.72)

1 case identified (CER 367) where part of the house is built over the neighbours land. It is a BTL and there is no fire certificate according to valuer comments in September 2015 and therefore cannot be rented out. It is noted the borrower is actually residing.

This loan is not performing and arrears are increasing.

Adverse Valuers Comments (Risk.73)

1 case identified (CER 806) where the original valuation carried out in 2008 commented that the property was unique dating back to 1850 and included Jacuzzi, Sauna, swimming pool and would require specialised marketing for resale. In mitigation, at origination the LTV was low at 60% and the loan is performing. The property at origination in 2008 was valued at €7.5m and therefore the value alone would determine that specialised marketing would be required regardless of the valuers comments.

Developer Incentives (RISK.78)

1 case identified (CER 272). This was a purchase of a new property being the show home and the contents were included in with the valuation.

This loan is performing.

Other Property Risk (RISK.89)

14 cases identified where there is actual current risk to the property, or potential risk of either delay / or realising the full amount to repay the loan if the property was taken into possession.

Examples are;

●

CER 16 – The property was voluntarily surrendered in September 2016 following bankruptcy of the borrower and is currently being marketed. The property itself was damaged by fire in December 2017 and was awaiting a condition report at time of review. This borrower was linked to 2 other loans in the sample (CER17&18)

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●

CER 407 / 517 – This is under the Priory Hall Framework well known in ROI, where the development was initially evacuated to allow remedial work to be undertaken. The borrower does not make payments on the loan until the property is repaired and deemed habitable. This property has yet to have remedial work completed

●

CER 442 – The customer has stated the property is not compliant with building fire safety regulations and similar properties nearby have already been subject to fire damage. The borrower cannot afford to rectify the problem and believes if sold in current state there will be a shortfall. This is part of the borrower’s BTL portfolio of similar properties and this risk also relates to CER443, 444, 445, 446 & 447 in the sample

●

CER 794 – The portfolio has been classified as ‘Residential’ however this loan is secured by a block of 18 student apartments, which originated as a commercial mortgage, then transferred to the residential portfolio as part of a customer retention decision to offer the borrower a lower rate to remain with the Lender

Only 1 account is not performing (CER 16) in this risk category.

Unsecured Loan (RISK.93)

1 case identified, where the loan is unsecured. This is CER 554 and the property was sold in October 2016 leaving a residual debt (currently €42,597).

In mitigation the loan is on a repayment basis and is performing and is due to pay off at the end of the term (2042).

Sensitive / Vulnerable Borrowers

These are risks relating to sensitive issues revolving around the customer or immediate family, which means the Lender / Servicer may need to adjust their approach when dealing with the customers. It was noted that the Servicer had a process for flagging accounts on the system where the customer was deemed to be vulnerable. Clayton have categorised the sensitive issues as follows:

Sensitive – Age (Risk.31)

8 cases identified where one of the borrowers will be over age 75 at maturity. It does not necessarily mean the lender will be unable to realise the assets should the accounts fall into arrears, however any action would need to take into account this factor.

Only 1 of these loans is not performing with arrears increasing.

Sensitive Health (Risk.32)

24 cases identified where the borrower has health issues that could impact their ability to service the loan, or could be viewed as a potential reputational risk should the Servicer attempt to take possession. The types of risk identified range from temporary illness / accident to being terminally ill.

9 of these loans are not performing with arrears increasing.

Sensitive Benefits (Risk.33)

1 case identified (CER 497) where the remaining borrower’s income comes only from benefits which are not health related. The account is not performing

This is not performing with arrears increasing.

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Sensitive – Deceased Borrower (Risk.34)

14 cases identified where a borrowers had died, leaving the mortgage in the surviving borrowers name or the executor in the case of sole borrowers. It is noted 8 of these are BTL properties, 5 of which are still performing.

5 of these loans are not performing with arrears increasing.

Sensitive Other (Risk.35)

2 cases identified where there are sensitive issues relating to the borrowers close family.

Both these cases are performing.

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Appendices

Appendix 1 – Scope of Work

The scope of review will aim to cover several key areas:

1.	Sampling

2.	Data Integrity

3.	Payment Performance

4.	Non-Performing Loans

5.	Evident Risk

1	Sampling

Deloitte will provide Clayton with a pre-selected sample of 887 loans.

2	Data integrity

As part of the file review a number of key data points in the sample data tape will be checked to:

●	Verify tape data to lender/servicer system(s)

●	Verify tape data to file documentation

●	Identify any systemic issues

This is to ensure that the loan data tape produced accurately reflects the system and thus can be relied upon for any reporting requirements going forward.

The data integrity checks will typically include the fields outlined in Appendix 1 though this will be subject to the data fields provided in the data tape.

For any accounts in restructuring, to also check any restructuring or ARA arrangements or other forbearance is supported by the correspondence with the customer.

3	Payment Performance

Each case will be reviewed on the relevant servicing system against data provided to verify the payment dates and amounts over the past 12 months, subject to availability;

●	Entry dates for last 12 months to ascertain the actual contractual amount due against amount paid and recent performance during this time.

●	Confirm arrears balance over the last 12 months

●	If previous arrears evidenced provide reason for arrears as captured in system notes and whether the issue has now been resolved.

●	Flag accounts with any direct debit recalls in last 12 months

4	Non-Performing Loans

Clayton will conduct a review of the post-completion file (including collections notes/diary) to assess whether collections activity was undertaken:

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●	in the case of a loan secured on a primary residence[1], in accordance with the Central Bank’s Code of Conduct on Mortgage Arrears (CCMA) requirements; and

●	in the case of buy-to-let loans that are not in scope of the CCMA, in accordance with the Central Bank’s Consumer Protection Code 2012 (CPC).

A.	CCMA Review

a)	Communication

●	Evidence of communication with the borrower and whether each communication complies with the content and timing requirements in the CCMA

●	Review of the MARP information booklet provided to the borrower and whether it complies with the content requirements in the CCMA (Provision 14)

●	Whether the Lender has a communication policy that complies with CCMA (Provisions 21 and 22)

●	Whether collection activity has been timely and within the Lender’s guidelines

●

Determination of the reason for arrears and whether collections activity has been appropriate and timely and whether contact has been made to simply establish the Borrowers circumstances or also utilised to secure a resolution

b)	Collection & Assessment of Financial Information

●	Whether a Standard Financial Statement (SFS) in the form specified in the CCMA has been obtained

●	Whether any supporting information has been obtained to validate the declared income

●	Whether the Lender employs a formal mechanism to enable its staff to assess expenditure on an objective basis and to flag up unrealistic and/or non-essential expenditure for further investigation

●	Whether the Lender is employing a sound commercial rationale when analysing the financial information, i.e. checking that;

●	A borrower showing an affordability deficit after completion of the SFS was not offered a plan that was clearly unaffordable

●	A borrower claiming to be experiencing financial difficulties but was showing an affordability surplus was not offered a reduced payment

●	Whether there are examples of declared assets being ignored or overlooked regarding their possible liquidation to release cash to fund mortgage payments or clear arrears.

●	Whether MARP has been adopted by all parties to the mortgage

c)	Resolution

The process laid down by the Central Bank requires the Lender to explore all options for alternative repayment arrangements when considering a resolution, in order to determine which options are viable for each particular case. Clayton will:

●

Examine whether the full range of alternative repayment arrangements were considered for each borrower and whether appropriate and sustainable measures were offered based on the borrower’s circumstances.

1 Primary Residence is defined in the CCMA to mean “a property which is: a) the residential property which the borrower occupies as his/her primary residence in this State, or b) a residential property which is the only residential property in this State owned by the borrower”.

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●

Establish whether the reasons why the option(s) offered to the borrower were appropriate and sustainable for their individual circumstances and why the option(s) considered and not offered to the borrower were not appropriate and not sustainable for the borrower’s individual circumstances were clearly documented

●

Establish whether any borrower was required to change from an existing tracker mortgage to another type of mortgage type as part of an alternative repayment arrangement and if so whether this complied to with Provision 46 of the CCMA

●

Where an alternative repayment arrangement was offered, verify that the Lender advised the borrower to take appropriate independent legal and/or financial advice and provide the borrower with a clear explanation, on paper or another durable medium, of how the alternative repayment arrangement worked

●	Verify whether the alternative repayment arrangement has been adhered to and followed up on expiry

●	Verify whether a performing alternative repayment arrangement was reviewed for appropriateness at least every six months

●

Where the Lender does not offer the borrower an alternative repayment arrangement, verify that reasons for declinature have been provided in writing to the borrower and that the borrower has been provided with the information required in the CCMA (Provision 45). Comment upon the wider forbearance options offered where the loan was assessed as not being affordable

●	Have all borrowers been engaged throughout the Collections process

●	Have fees been appropriately applied (last twelve months). Have any charges and/or surcharge interest been imposed on any loan to which the CCMA applies

●	For borrowers classified as “non-cooperating”:

○	Do notifications of non-cooperation comply with the CCMA

○	Comment on activity by Lender / Lender’s Servicer post Notification of Non Cooperation

○	Accounts that have exited MARP - Has Lender / Lender’s Servicer’s activity been timely / appropriate

●

Where the borrower is unwilling to enter into an alternative repayment arrangement, check that the Lender has advised the borrower in writing of the information required in Provision 47 of the CCMA including other options, i.e. voluntary sale, trade-down, their right to make an appeal

●

Where any permanent modification to the loan was made, verify whether the Lender’s criteria was adhered to and fully substantiated (e.g. where a loan was converted to interest-only, a suitable repayment vehicle was evidenced)

d)	Appeals

Clayton will review whether the Lender is adhering to the Appeals process. In summary:

●

The Appeals Board comprised of three of the Lender’s senior personnel, who were not previously involved in the borrower’s case (with at least one member of the Appeals Board being independent of the Lender’s management team and not involved in lending matters)

●	There is a written procedure for the proper handling of arrears and that this procedure contains the requirements set out in the CCMA (Provision 51)

●	The Lender acknowledged each appeal in writing within 5 business days of the appeal being received

●

The Lender provided the borrower with the name of one or more individuals appointed by the Lender to be the borrower’s point of contact in relation to the complaint, until the Appeals Board adjudicate on the appeal

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 43

●	The Lender provided the borrower with a regular written update on the progress of the appeal, at intervals of not greater than 20 business days

●	The Lender considered and adjudicated on an appeal within 40 business days of having received the appeal

●

The Lender notified the borrower in writing, within 5 business days of the completion of the consideration of an appeal, of the decision of the Appeals Board and explained the terms of any offer being made

●	The Lender informed the borrower of his/her right to refer the matter to the Financial Services Ombudsman and provided the borrower with the contact details of that Ombudsman

●	The lender maintains an up-to-date log of all appeals received form borrowers in accordance with Provision 52 of the CCMA.

●

The Lender allowed the borrower a reasonable period of time to consider submitting an appeal to the Appeals Board, which must be at least 20 business days from the date of notification of the decision.

●

The Lender applied the Complaint Resolution provisions of the CPC to deal with complaints submitted by borrowers in relation to the lender’s treatment of the borrower’s case and the lender’s compliance under the CCMA.

Litigation

●

Where litigation for repossession of the borrower’s primary residence has commenced, check for evidence on file that all reasonable efforts have been made to reach an alternative repayment arrangement with the borrower and the requisite period has elapsed before litigation commenced in line with obligations under CCMA

●

Evidence that the Lender or its legal advisors have notified the borrower in writing immediately before it applies to the Courts to commence legal proceedings for the repossession of the primary residence

●	Where legal proceedings have commenced, evidence that that the Lender maintained contact with the borrower periodically

●	Evidence that a solicitor has been instructed on a timely basis (non-co-operative borrowers, fraud cases and breach of contract other than mortgage arrears)

●	The Lender has waited the appropriate period before applying to the courts to commence legal action for repossession

●	Review hearing outcomes and escalation process for cases where possession has been successfully defended on multiple occasions and report on reasons

●	Determine whether an Order for Possession has been obtained and, if so, have the instructions to enforce the order been applied for on a timely basis

●

Where the Lender has disposed of a property which it has repossessed, did the Lender notify the borrower in writing of the information required in Provision 60 of CCMA and the borrower’s liability and was this provided in a timely manner

●	Do the different Solicitor Firm Fees Appear appropriate / consistent across the portfolio

B.	CPC Review

Clayton will review the Lender’s arrears handling process in respect of loans to which the CCMA does not apply to determine if it complies with the requirements in Chapter 8 of the CPC. This will include:

●	Whether the Lender has a written procedure in place for the handling of arrears.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 44

●	Whether the Lender has agreed an approach with the borrower that will assist the borrower in resolving the arrears.

●	Evidence of communication with the borrower and whether each communication complies with the content and timing requirements in the CPC (Rules 8.4, 8.6 to 8.10)

●

Where the Lender reaches an agreement on a revised repayment arrangement with the Borrower, evidence that the Lender, within five business days, provided the Borrower with a clear explanation of the revised repayment arrangement and clarification on what data relating to the arrears will be shared with the Irish Credit Bureau or any other relevant credit reference agency.

●

Where a borrower has made an offer of a revised repayment arrangement that is rejected by the regulated entity, evidence of the Lender’s reasons for rejecting the offer and that these reasons were communicated these to the borrower in writing.

5	Evident Risk

Clayton will conduct a brief review of the file (electronic and / or paper documents, both origination and post completion including collections diary) to identify potential issues that could materially impact the value of the security, the realisation prospects and / or the future payment performance of the loan:

a.	Assess quality of the borrower – application form and supporting documentation

●

Undertake key document review and report any missing key documents and documents which are not correctly executed; Application Form, Credit Searches, Valuation, Solicitors undertaking, AML documentation, Proof of Income, Offer letter, Mortgage and charge deed, CoT, Family Home Declaration, Title deeds, Life policy and where applicable; Consent and Confirmation of Spouse, Spousal Consent Form, Assignment of life policy deed, Notice of Assignment, Acknowledgement of Notice, Mortgage Protection Assurance Waiver, Deed of Confirmation and Postponement

●	Borrower exists and their current location is known

●	Whether the loan term extends into retirement

●	Whether there are any sensitive issues that may need to be considered (serious illness, elderly, infirm, vulnerable, deceased)

●	Comment upon any allegations or suspicions of fraud noted on file

b.	Assess quality of security – property location, type, value, valuer comments

●	Was the original valuation carried out by a properly qualified valuer

●	Whether the valuer gave an unqualified re-sale open market value

●	Whether the property is of standard construction and type and easily marketable

●	Whether there were any comments by the valuer that could have affected the original value and therefore future sale

●	Whether the property is currently occupied or abandoned

●	Are there any unauthorised lets or borrowers inhabiting an investment (BTL) property

●	Are there any ongoing title registration issues evident from system notes

The review will provide an indication of the collections practices and whether the arrears position will improve, remain static or worsen and give an estimate of the overall loss potential for each loan. In order to determine a loan strategy, Clayton analyses a loan’s recent payment history and loan-to-value (LTV) ratio as well as the borrower’s ability and willingness to pay.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 45

6	Reporting

Clayton will provide the following;

a.	Data Integrity report which summarises the areas where there are differences between the data tape and the data on file or the live system. A case by case analysis will highlight each discrepancy.

b.	Grade and Evident Risk summary reports.

c.	Data Report with a loan by loan commentary in respect of any issues identified.

d.	Narrative report summarising the reviews undertaken and comments on key issues.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 46

Appendix 2 – Sample Stratification

Project Porto	Pool				Sample

Originator	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Bank of Scotland	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

No. of Sub-Accounts	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1	19,304	71.26%	3,987,595,486	79.82%	437	49.27%	321,113,566	59.85%
2	5,508	20.33%	733,816,832	14.69%	212	23.90%	122,589,853	22.85%
3	1,584	5.85%	194,345,123	3.89%	120	13.53%	52,326,557	9.75%
4	436	1.61%	53,015,236	1.06%	68	7.67%	27,673,278	5.16%
5	155	0.57%	18,263,707	0.37%	30	3.38%	8,584,708	1.60%
6	66	0.24%	5,597,108	0.11%	12	1.35%	3,203,667	0.60%
7	21	0.08%	1,718,701	0.03%	0	0.00%	.	. %
8	16	0.06%	1,164,127	0.02%	8	0.90%	1,061,664	0.20%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

No. of Borrowers (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1	7,975	29.44%	1,391,114,396	27.85%	212	23.90%	115,793,425	21.58%
2	19,115	70.56%	3,604,401,923	72.15%	675	76.10%	420,759,868	78.42%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Account Type (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Primary	22,742	83.95%	4,627,274,462	92.63%	609	68.66%	449,449,898	83.77%
Further Advance	4,348	16.05%	368,241,858	7.37%	278	31.34%	87,103,395	16.23%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Origination Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1999	15	0.06%	438,747	0.01%	0	0.00%	.	. %
2000	598	2.21%	28,689,123	0.57%	7	0.79%	2,398,414	0.45%
2001	589	2.17%	52,955,275	1.06%	13	1.47%	8,264,317	1.54%
2002	818	3.02%	89,454,517	1.79%	22	2.48%	8,464,191	1.58%
2003	1,286	4.75%	166,234,486	3.33%	43	4.85%	30,744,152	5.73%
2004	1,885	6.96%	302,128,947	6.05%	65	7.33%	42,052,787	7.84%
2005	3,172	11.71%	630,564,080	12.62%	135	15.22%	84,367,704	15.72%
2006	5,677	20.96%	1,077,941,392	21.58%	192	21.65%	105,149,176	19.60%
2007	7,038	25.98%	1,442,842,087	28.88%	216	24.35%	128,476,469	23.94%
2008	4,992	18.43%	1,058,944,497	21.20%	177	19.95%	118,045,535	22.00%
2009	963	3.55%	141,991,922	2.84%	15	1.69%	8,331,090	1.55%
2010	21	0.08%	1,627,479	0.03%	0	0.00%	.	. %
2014	1	0.00%	47,091	0.00%	0	0.00%	.	. %
2015	35	0.13%	1,656,676	0.03%	2	0.23%	259,458	0.05%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 47

Project Porto	Pool				Sample

Original Term End Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
2005 - 2009	54	0.20%	10,793,438	0.22%	2	0.23%	4,216,900	0.79%
2010 - 2014	446	1.65%	71,020,905	1.42%	25	2.82%	15,989,689	2.98%
2015	212	0.78%	37,057,843	0.74%	14	1.58%	7,915,805	1.48%
2016	195	0.72%	35,154,511	0.70%	20	2.25%	12,586,012	2.35%
2017	290	1.07%	47,649,878	0.95%	7	0.79%	5,992,592	1.12%
2018	439	1.62%	53,903,963	1.08%	18	2.03%	8,854,214	1.65%
2019	558	2.06%	68,004,480	1.36%	17	1.92%	9,785,450	1.82%
2020 - 2024	4,875	18.00%	619,992,233	12.41%	179	20.18%	109,270,768	20.37%
2025 - 2029	7,479	27.61%	1,323,260,812	26.49%	290	32.69%	158,958,094	29.63%
2030 - 2034	5,255	19.40%	1,047,441,833	20.97%	161	18.15%	110,842,482	20.66%
2035 - 2039	3,694	13.64%	841,002,223	16.84%	81	9.13%	60,029,256	11.19%
2040 - 2044	2,640	9.75%	608,310,895	12.18%	48	5.41%	24,193,734	4.51%
2045 - 2049	953	3.52%	231,923,305	4.64%	25	2.82%	7,918,298	1.48%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Term Start Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1999	12	0.04%	315,094	0.01%	0	0.00%		%
2000	445	1.64%	21,133,481	0.42%	6	0.68%	1,763,921	0.33%
2001	471	1.74%	40,112,544	0.80%	9	1.01%	4,326,731	0.81%
2002	677	2.50%	76,557,029	1.53%	18	2.03%	7,463,820	1.39%
2003	1,095	4.04%	143,741,440	2.88%	35	3.95%	27,017,340	5.04%
2004	1,659	6.12%	267,955,313	5.36%	56	6.31%	35,909,129	6.69%
2005	2,967	10.95%	582,115,090	11.65%	116	13.08%	67,512,678	12.58%
2006	5,511	20.34%	1,042,676,251	20.87%	190	21.42%	105,492,709	19.66%
2007	6,915	25.53%	1,420,939,656	28.44%	221	24.92%	129,785,530	24.19%
2008	5,138	18.97%	1,084,839,594	21.72%	183	20.63%	126,062,925	23.49%
2009	1,317	4.86%	183,918,766	3.68%	16	1.80%	8,630,986	1.61%
2010	150	0.55%	16,569,592	0.33%	1	0.11%	108,504	0.02%
2011	126	0.47%	12,169,122	0.24%	0	0.00%	.	. %
2012	95	0.35%	8,930,867	0.18%	3	0.34%	230,168	0.04%
2013	62	0.23%	7,590,894	0.15%	0	0.00%	.	. %
2014	133	0.49%	19,537,643	0.39%	5	0.56%	2,689,435	0.50%
2015	179	0.66%	31,391,121	0.63%	10	1.13%	6,579,456	1.23%
2016	138	0.51%	35,022,821	0.70%	18	2.03%	12,979,961	2.42%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Term (Years)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	1	0.00%	67,692	0.00%	0	0.00%		%
1 - 5	280	1.03%	64,565,665	1.29%	27	3.04%	19,950,446	3.72%
6 - 10	583	2.15%	93,656,093	1.87%	24	2.71%	12,371,229	2.31%
11 - 15	2,771	10.23%	376,418,164	7.54%	105	11.84%	67,076,913	12.50%
16 - 20	8,497	31.37%	1,391,472,034	27.85%	331	37.32%	183,826,322	34.26%
21 - 25	6,343	23.41%	1,166,201,067	23.34%	207	23.34%	136,438,539	25.43%
26 - 30	4,604	17.00%	960,896,984	19.24%	93	10.48%	67,543,593	12.59%
31 - 35	2,852	10.53%	662,582,647	13.26%	68	7.67%	39,270,049	7.32%
36 - 40	1,159	4.28%	279,655,975	5.60%	32	3.61%	10,076,201	1.88%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 48

Project Porto	Pool				Sample

Term End Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
2005 - 2009	4	0.01%	1,652,679	0.03%	1	0.11%	1,393,711	0.26%
2010 - 2014	124	0.46%	27,546,378	0.55%	4	0.45%	3,449,624	0.64%
2015	73	0.27%	14,687,860	0.29%	5	0.56%	1,127,368	0.21%
2016	103	0.38%	24,781,563	0.50%	16	1.80%	8,883,902	1.66%
2017	331	1.22%	69,997,907	1.40%	18	2.03%	13,893,561	2.59%
2018	452	1.67%	58,214,949	1.17%	22	2.48%	11,329,588	2.11%
2019	610	2.25%	71,988,513	1.44%	17	1.92%	10,478,333	1.95%
2020 - 2024	4,947	18.26%	619,235,574	12.40%	184	20.74%	111,585,611	20.80%
2025 - 2029	7,585	28.00%	1,327,709,162	26.58%	284	32.02%	158,793,761	29.60%
2030 - 2034	5,415	19.99%	1,073,526,029	21.49%	174	19.62%	119,445,952	22.26%
2035 - 2039	3,828	14.13%	861,106,779	17.24%	83	9.36%	61,719,795	11.50%
2040 - 2044	2,686	9.92%	618,063,880	12.37%	54	6.09%	26,533,790	4.95%
2045 - 2049	932	3.44%	227,005,048	4.54%	25	2.82%	7,918,298	1.48%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Term Remaining (Months)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	502	1.85%	115,916,855	2.32%	42	4.74%	26,637,124	4.96%
1 - 12	464	1.71%	65,033,361	1.30%	17	1.92%	9,913,959	1.85%
13 - 24	552	2.04%	64,955,353	1.30%	18	2.03%	10,401,916	1.94%
25 - 36	917	3.39%	89,642,441	1.79%	23	2.59%	11,817,623	2.20%
37 - 48	948	3.50%	106,226,425	2.13%	30	3.38%	16,980,082	3.16%
49 - 60	900	3.32%	112,469,593	2.25%	51	5.75%	24,668,872	4.60%
61 - 120	6,975	25.75%	1,128,380,159	22.59%	253	28.52%	142,492,027	26.56%
121 - 180	5,902	21.79%	1,075,000,175	21.52%	217	24.46%	140,054,096	26.10%
181 - 240	4,928	18.19%	1,072,381,792	21.47%	124	13.98%	96,494,375	17.98%
241 - 300	3,068	11.33%	705,415,783	14.12%	69	7.78%	42,507,380	7.92%
301 - 360	1,517	5.60%	359,110,177	7.19%	34	3.83%	12,481,510	2.33%
361 - 420	417	1.54%	100,984,205	2.02%	9	1.01%	2,104,329	0.39%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Loan Denomination Currency	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Euro	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Loan Amount	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	1	0.00%	71,455	0.00%	0	0.00%	.	. %
.01 - 25,000.00	755	2.79%	11,057,249	0.22%	5	0.56%	85,333	0.02%
25,000.01 - 50,000.00	1,405	5.19%	37,622,150	0.75%	17	1.92%	907,879	0.17%
50,000.01 - 75,000.00	1,211	4.47%	43,602,855	0.87%	12	1.35%	613,882	0.11%
75,000.01 - 100,000.00	1,864	6.88%	102,209,652	2.05%	37	4.17%	4,474,031	0.83%
100,000.01 - 150,000.00	3,918	14.46%	317,429,592	6.35%	68	7.67%	8,719,690	1.63%
150,000.01 - 200,000.00	4,565	16.85%	582,740,177	11.67%	94	10.60%	16,740,638	3.12%
200,000.01 - 300,000.00	7,389	27.28%	1,453,455,468	29.10%	169	19.05%	41,091,871	7.66%
300,000.01 - 400,000.00	3,293	12.16%	919,892,701	18.41%	81	9.13%	26,888,475	5.01%
400,000.01 - 500,000.00	1,215	4.49%	453,047,604	9.07%	49	5.52%	24,273,044	4.52%
500,000.01 - 750,000.00	931	3.44%	476,048,129	9.53%	79	8.91%	47,678,132	8.89%
750,000.01 - 1,000,000.00	295	1.09%	234,782,832	4.70%	70	7.89%	66,249,853	12.35%
1,000,000.01 - 2,000,000.00	217	0.80%	271,976,332	5.44%	184	20.74%	244,053,184	45.49%
2,000,000.01 - 3,000,000.00	25	0.09%	62,582,597	1.25%	20	2.25%	49,081,107	9.15%
3,000,000.01 - 4,000,000.00	1	0.00%	1,202,260	0.02%	1	0.11%	1,202,260	0.22%
4,000,000.01 - 5,000,000.00	1	0.00%	4,493,918	0.09%	1	0.11%	4,493,918	0.84%
5,000,000.01 - 7,500,000.00	4	0.01%	23,301,347	0.47%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 49

Project Porto	Pool				Sample

Current Balance (UPB)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
.01 - 25,000.00	2,842	10.49%	38,690,662	0.77%	15	1.69%	215,864	0.04%
25,000.01 - 50,000.00	2,500	9.23%	93,088,346	1.86%	20	2.25%	770,375	0.14%
50,000.01 - 75,000.00	2,092	7.72%	130,554,659	2.61%	25	2.82%	1,564,236	0.29%
75,000.01 - 100,000.00	2,142	7.91%	188,938,488	3.78%	31	3.49%	2,826,968	0.53%
100,000.01 - 150,000.00	4,158	15.35%	522,462,412	10.46%	67	7.55%	8,452,983	1.58%
150,000.01 - 200,000.00	3,912	14.44%	682,288,770	13.66%	77	8.68%	13,439,390	2.50%
200,000.01 - 300,000.00	5,602	20.68%	1,367,818,472	27.38%	169	19.05%	41,880,599	7.81%
300,000.01 - 400,000.00	1,916	7.07%	654,314,830	13.10%	81	9.13%	27,862,207	5.19%
400,000.01 - 500,000.00	788	2.91%	351,313,804	7.03%	39	4.40%	18,066,119	3.37%
500,000.01 - 750,000.00	662	2.44%	393,546,839	7.88%	83	9.36%	50,454,976	9.40%
750,000.01 - 1,000,000.00	237	0.87%	204,730,424	4.10%	61	6.88%	53,878,913	10.04%
1,000,000.01 - 2,000,000.00	205	0.76%	268,369,537	5.37%	194	21.87%	254,544,424	47.44%
2,000,000.01 - 3,000,000.00	28	0.10%	68,511,646	1.37%	24	2.71%	58,102,321	10.83%
3,000,000.01 - 4,000,000.00	1	0.00%	3,092,166	0.06%	0	0.00%	.	. %
4,000,000.01 - 5,000,000.00	1	0.00%	4,493,918	0.09%	1	0.11%	4,493,918	0.84%
5,000,000.01 - 7,500,000.00	4	0.01%	23,301,347	0.47%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Principal Frequency	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Monthly	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Interest Frequency	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Monthly	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Scheduled Payment Amount	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	5	0.02%	510,481	0.01%	2	0.23%	360,349	0.07%
.01 - 250.00	8,305	30.66%	1,187,115,369	23.76%	265	29.88%	49,448,818	9.22%
250.01 - 500.00	5,179	19.12%	1,037,581,008	20.77%	171	19.28%	69,970,820	13.04%
500.01 - 750.00	5,189	19.15%	828,105,918	16.58%	160	18.04%	116,642,663	21.74%
750.01 - 1,000.00	3,993	14.74%	724,588,312	14.50%	97	10.94%	79,416,756	14.80%
1,000.01 - 2,000.00	3,946	14.57%	976,857,511	19.55%	147	16.57%	158,819,363	29.60%
2,000.01 - 3,000.00	358	1.32%	157,905,010	3.16%	27	3.04%	36,510,630	6.80%
3,000.01 - 4,000.00	68	0.25%	41,961,146	0.84%	7	0.79%	11,387,647	2.12%
4,000.01 - 5,000.00	23	0.08%	15,148,982	0.30%	4	0.45%	7,002,984	1.31%
5,000.01 - 7,500.00	18	0.07%	18,682,508	0.37%	4	0.45%	3,011,041	0.56%
7,500.01 - 10,000.00	3	0.01%	2,704,657	0.05%	2	0.23%	1,771,949	0.33%
15,000.01 - 20,000.00	1	0.00%	2,210,273	0.04%	1	0.11%	2,210,273	0.41%
25,000.01 - 50,000.00	2	0.01%	2,145,144	0.04%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Repayment Method	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
I/O	9,715	35.86%	2,756,281,213	55.18%	718	80.95%	493,976,459	92.06%
P&P	252	0.93%	49,863,758	1.00%	19	2.14%	8,445,883	1.57%
REP	17,123	63.21%	2,189,371,348	43.83%	150	16.91%	34,130,951	6.36%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Loan Purpose	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Additional Funds	4,197	15.49%	357,563,077	7.16%	253	28.52%	82,044,222	15.29%
Buy to let	4,023	14.85%	957,906,699	19.18%	189	21.31%	82,479,064	15.37%
Purchase	11,953	44.12%	2,458,797,519	49.22%	272	30.67%	229,616,915	42.79%
Remortgage	6,917	25.53%	1,221,249,025	24.45%	173	19.50%	142,413,093	26.54%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 50

Project Porto	Pool				Sample

Current Interest Rate Index	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
ECB Base Rate	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Interest Rate Type	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Fixed	38	0.14%	2,120,071	0.04%	3	0.34%	640,965	0.12%
Tracker	20,032	73.95%	3,850,750,372	77.08%	723	81.51%	454,249,699	84.66%
Variable	7,020	25.91%	1,142,645,876	22.87%	161	18.15%	81,662,629	15.22%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Interest Rate Sub-Type	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Fixed	38	0.14%	2,120,071	0.04%	3	0.34%	640,965	0.12%
Price Promise	6,549	24.17%	1,068,896,017	21.40%	150	16.91%	76,287,692	14.22%
Tracker	20,032	73.95%	3,850,750,372	77.08%	723	81.51%	454,249,699	84.66%
Variable	471	1.74%	73,749,859	1.48%	11	1.24%	5,374,938	1.00%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Margin Over Index	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	3	0.01%	489,587	0.01%	2	0.23%	454,789	0.08%
.0001 - .2500	36	0.13%	1,960,270	0.04%	3	0.34%	640,965	0.12%
.2501 - .5000	3	0.01%	193,074	0.00%	0	0.00%	.	. %
.5001 - .7500	5,499	20.30%	1,214,102,921	24.30%	264	29.76%	196,966,455	36.71%
.7501 - 1.0000	8,586	31.69%	1,332,443,879	26.67%	251	28.30%	142,161,274	26.50%
1.0001 - 1.2500	4,589	16.94%	1,013,006,565	20.28%	136	15.33%	85,967,263	16.02%
1.2501 - 1.5000	7,522	27.77%	1,279,963,167	25.62%	197	22.21%	91,009,532	16.96%
1.5001 - 1.7500	220	0.81%	43,784,843	0.88%	15	1.69%	10,054,295	1.87%
1.7501 - 2.0000	230	0.85%	44,736,476	0.90%	9	1.01%	4,221,988	0.79%
2.2501 - 2.5000	246	0.91%	43,596,194	0.87%	7	0.79%	3,197,718	0.60%
2.5001 - 2.7500	12	0.04%	2,883,621	0.06%	1	0.11%	1,140,663	0.21%
3.0001 - 3.2500	9	0.03%	399,607	0.01%	0	0.00%	.	. %
3.2501 - 3.5000	134	0.49%	17,831,112	0.36%	2	0.23%	738,351	0.14%
4.5001 - 4.7500	1	0.00%	125,003	0.00%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Current All-in Rate	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
<= .0000	3	0.01%	489,587	0.01%	2	0.23%	454,789	0.08%
.0001 - .2500	36	0.13%	1,960,270	0.04%	3	0.34%	640,965	0.12%
.2501 - .5000	3	0.01%	193,074	0.00%	0	0.00%	.	. %
.5001 - .7500	5,499	20.30%	1,214,102,921	24.30%	264	29.76%	196,966,455	36.71%
.7501 - 1.0000	8,586	31.69%	1,332,443,879	26.67%	251	28.30%	142,161,274	26.50%
1.0001 - 1.2500	4,589	16.94%	1,013,006,565	20.28%	136	15.33%	85,967,263	16.02%
1.2501 - 1.5000	7,522	27.77%	1,279,963,167	25.62%	197	22.21%	91,009,532	16.96%
1.5001 - 1.7500	220	0.81%	43,784,843	0.88%	15	1.69%	10,054,295	1.87%
1.7501 - 2.0000	230	0.85%	44,736,476	0.90%	9	1.01%	4,221,988	0.79%
2.2501 - 2.5000	246	0.91%	43,596,194	0.87%	7	0.79%	3,197,718	0.60%
2.5001 - 2.7500	12	0.04%	2,883,621	0.06%	1	0.11%	1,140,663	0.21%
3.0001 - 3.2500	9	0.03%	399,607	0.01%	0	0.00%	.	. %
3.2501 - 3.5000	134	0.49%	17,831,112	0.36%	2	0.23%	738,351	0.14%
4.5001 - 4.7500	1	0.00%	125,003	0.00%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 51

Project Porto	Pool				Sample

Arrears Balance	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
<= ..00	25,596	94.49%	4,714,980,240	94.38%	729	82.19%	474,759,621	88.48%
.01 - 250.00	416	1.54%	66,444,875	1.33%	4	0.45%	1,961,006	0.37%
250.01 - 500.00	104	0.38%	17,697,464	0.35%	5	0.56%	1,122,978	0.21%
500.01 - 750.00	73	0.27%	11,942,678	0.24%	5	0.56%	634,541	0.12%
750.01 - 1,000.00	79	0.29%	14,993,541	0.30%	6	0.68%	3,318,136	0.62%
1,000.01 - 2,000.00	167	0.62%	27,005,324	0.54%	9	1.01%	3,503,422	0.65%
2,000.01 - 3,000.00	102	0.38%	20,899,219	0.42%	11	1.24%	6,541,037	1.22%
3,000.01 - 4,000.00	59	0.22%	10,154,639	0.20%	17	1.92%	4,931,463	0.92%
4,000.01 - 5,000.00	46	0.17%	7,236,199	0.14%	12	1.35%	2,463,346	0.46%
5,000.01 - 7,500.00	79	0.29%	12,007,656	0.24%	3	0.34%	847,304	0.16%
7,500.01 - 10,000.00	66	0.24%	12,185,432	0.24%	10	1.13%	3,609,149	0.67%
10,000.01 - 15,000.00	96	0.35%	23,587,170	0.47%	21	2.37%	11,125,138	2.07%
15,000.01 - 20,000.00	41	0.15%	8,475,506	0.17%	7	0.79%	2,086,627	0.39%
20,000.01 - 25,000.00	23	0.08%	2,617,607	0.05%	7	0.79%	1,039,325	0.19%
25,000.01 - 50,000.00	80	0.30%	18,801,150	0.38%	19	2.14%	7,093,346	1.32%
50,000.01 - 75,000.00	23	0.08%	2,959,475	0.06%	4	0.45%	1,330,877	0.25%
75,000.01 - 100,000.00	21	0.08%	7,780,924	0.16%	5	0.56%	3,431,943	0.64%
100,000.01 - 200,000.00	14	0.05%	5,688,116	0.11%	11	1.24%	5,574,051	1.04%
200,000.01 - 300,000.00	1	0.00%	501,304	0.01%	1	0.11%	501,304	0.09%
300,000.01 - 400,000.00	2	0.01%	3,043,968	0.06%	0	0.00%	.	. %
400,000.01 - 500,000.00	1	0.00%	678,679	0.01%	1	0.11%	678,679	0.13%
500,000.01 - 750,000.00	1	0.00%	5,835,154	0.12%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Months in Arrears (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	25,671	94.78%	4,721,233,445	94.52%	735	83.05%	475,585,887	88.70%
.01 - 1.00	572	2.11%	99,822,877	2.00%	17	1.92%	9,490,902	1.77%
1.01 - 2.00	172	0.64%	29,515,678	0.59%	11	1.24%	4,407,855	0.82%
2.01 - 3.00	73	0.27%	14,224,333	0.28%	6	0.68%	3,915,629	0.73%
3.01 - 6.00	156	0.58%	26,062,873	0.52%	17	1.92%	4,872,035	0.91%
6.01 - 9.00	75	0.28%	13,729,107	0.27%	8	0.90%	3,213,350	0.60%
9.01 - 12.00	75	0.28%	17,899,561	0.36%	18	2.03%	8,162,601	1.52%
12.01 - 18.00	100	0.37%	18,725,169	0.37%	14	1.58%	4,043,862	0.75%
18.01 - 24.00	59	0.22%	13,385,852	0.27%	14	1.58%	6,305,873	1.18%
24.01 - 36.00	74	0.27%	14,521,569	0.29%	20	2.26%	5,195,401	0.97%
36.01 - 48.00	19	0.07%	3,477,687	0.07%	3	0.34%	1,565,541	0.29%
48.01 - 60.00	6	0.02%	3,315,994	0.07%	0	0.00%	.	. %
60.01 - 72.00	9	0.03%	1,297,037	0.03%	4	0.45%	879,518	0.16%
72.01 - 84.00	5	0.02%	889,343	0.02%	2	0.23%	203,564	0.04%
84.01 - 96.00	10	0.04%	5,877,534	0.12%	9	1.02%	5,732,203	1.07%
96.01 - 108.00	1	0.00%	5,835,154	0.12%	0	0.00%	.	. %
108.01 - 120.00	1	0.00%	757,523	0.02%	1	0.11%	757,523	0.14%
120.01 - 240.00	7	0.03%	4,435,102	0.09%	6	0.68%	1,861,200	0.35%
Total	27,085	100.00%	4,995,005,838	100.00%	885	100.00%	536,192,944	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 52

Project Porto	Pool				Sample

Worst Arrears Stage Ever	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	20,503	75.68%	3,610,750,664	72.28%	475	53.55%	314,845,867	58.68%
.01 - 1.00	1,846	6.81%	366,896,522	7.34%	50	5.64%	38,420,636	7.16%
1.01 - 2.00	1,552	5.73%	296,768,038	5.94%	48	5.41%	24,827,728	4.63%
2.01 - 3.00	742	2.74%	147,540,038	2.95%	21	2.37%	16,702,355	3.11%
3.01 - 6.00	910	3.36%	199,979,072	4.00%	71	8.00%	40,731,838	7.59%
6.01 - 9.00	416	1.54%	84,933,869	1.70%	32	3.61%	11,991,362	2.23%
9.01 - 12.00	289	1.07%	70,383,904	1.41%	28	3.16%	15,187,172	2.83%
12.01 - 18.00	368	1.36%	86,504,714	1.73%	48	5.41%	24,048,579	4.48%
18.01 - 24.00	186	0.69%	47,024,129	0.94%	36	4.06%	15,516,168	2.89%
24.01 - 36.00	154	0.57%	39,260,630	0.79%	35	3.95%	14,396,161	2.68%
36.01 - 48.00	54	0.20%	14,329,931	0.29%	18	2.03%	7,494,802	1.40%
48.01 - 60.00	15	0.06%	7,381,071	0.15%	3	0.34%	2,593,284	0.48%
60.01 - 72.00	16	0.06%	3,632,279	0.07%	4	0.45%	1,242,853	0.23%
72.01 - 84.00	6	0.02%	816,549	0.02%	2	0.23%	203,564	0.04%
84.01 - 96.00	10	0.04%	5,877,534	0.12%	9	1.01%	5,732,203	1.07%
96.01 - 108.00	1	0.00%	5,835,154	0.12%	0	0.00%	.	. %
108.01 - 120.00	1	0.00%	757,523	0.02%	1	0.11%	757,523	0.14%
120.01 - 180.00	13	0.05%	5,067,913	0.10%	5	0.56%	1,539,959	0.29%
180.01 - 240.00	3	0.01%	832,904	0.02%	1	0.11%	321,240	0.06%
360.01+	5	0.02%	943,881	0.02%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Date Last Current	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
2007	4	0.01%	973,706	0.02%	4	0.45%	973,706	0.18%
2008	8	0.03%	2,107,989	0.04%	4	0.45%	1,896,421	0.35%
2009	8	0.03%	490,443	0.01%	2	0.23%	203,564	0.04%
2010	14	0.05%	3,303,825	0.07%	4	0.45%	3,036,820	0.57%
2011	18	0.07%	16,007,646	0.32%	6	0.68%	3,124,322	0.58%
2012	10	0.04%	1,347,717	0.03%	3	0.34%	208,761	0.04%
2013	57	0.21%	9,734,302	0.19%	6	0.68%	1,845,106	0.34%
2014	204	0.75%	37,858,424	0.76%	21	2.37%	7,402,342	1.38%
2015	177	0.65%	32,512,210	0.65%	34	3.83%	11,461,456	2.14%
2016	207	0.76%	41,856,815	0.84%	33	3.72%	13,266,236	2.47%
2017 - January	16	0.06%	2,931,257	0.06%	2	0.23%	895,705	0.17%
2017 - February	34	0.13%	5,410,093	0.11%	7	0.79%	1,525,336	0.28%
2017 - March	11	0.04%	1,610,119	0.03%	0	0.00%	.	. %
2017 - April	10	0.04%	2,047,150	0.04%	4	0.45%	1,249,005	0.23%
2017 - May	19	0.07%	3,043,392	0.06%	2	0.23%	1,174,103	0.22%
2017 - June	21	0.08%	2,429,689	0.05%	3	0.34%	482,041	0.09%
2017 - July	41	0.15%	9,309,249	0.19%	8	0.90%	4,161,766	0.78%
2017 - August	26	0.10%	3,740,854	0.07%	0	0.00%	.	. %
2017 - September	26,205	96.73%	4,818,801,441	96.46%	744	83.88%	483,646,602	90.14%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 53

Project Porto	Pool				Sample

Months Current	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	885	3.27%	176,714,878	3.54%	143	16.12%	52,906,691	9.86%
.01 - 1.00	84	0.31%	18,437,896	0.37%	6	0.68%	2,370,632	0.44%
1.01 - 2.00	27	0.10%	5,376,451	0.11%	2	0.23%	1,635,249	0.30%
2.01 - 3.00	19	0.07%	3,646,787	0.07%	0	0.00%	.	. %
3.01 - 6.00	136	0.50%	25,661,898	0.51%	6	0.68%	3,849,348	0.72%
6.01 - 9.00	111	0.41%	19,068,967	0.38%	6	0.68%	2,100,967	0.39%
9.01 - 12.00	104	0.38%	24,412,972	0.49%	15	1.69%	4,861,869	0.91%
12.01 - 18.00	215	0.79%	44,127,792	0.88%	14	1.58%	6,098,709	1.14%
18.01 - 24.00	245	0.90%	49,602,161	0.99%	8	0.90%	3,269,769	0.61%
24.01 - 36.00	547	2.02%	111,909,070	2.24%	21	2.37%	14,397,068	2.68%
36.01 - 48.00	883	3.26%	212,659,199	4.26%	79	8.91%	55,200,841	10.29%
48.01 - 60.00	747	2.76%	173,428,674	3.47%	42	4.74%	23,130,335	4.31%
60.01 - 72.00	462	1.71%	86,956,473	1.74%	19	2.14%	9,052,606	1.69%
72.01 - 84.00	293	1.08%	45,802,661	0.92%	9	1.01%	5,760,781	1.07%
84.01 - 96.00	337	1.24%	48,600,081	0.97%	5	0.56%	2,783,409	0.52%
96.01 - 108.00	1,726	6.37%	263,309,338	5.27%	23	2.59%	19,795,894	3.69%
108.01 - 120.00	5,799	21.41%	1,193,300,632	23.89%	134	15.11%	105,792,677	19.72%
120.01 - 180.00	13,352	49.29%	2,408,224,698	48.21%	341	38.44%	216,577,561	40.36%
180.01 - 240.00	1,118	4.13%	84,275,693	1.69%	14	1.58%	6,968,886	1.30%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Restructured Loan Type	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	27,040	99.82%	4,986,843,375	99.83%	850	95.83%	529,418,613	98.67%
Fixed Payment Arrangement	31	0.11%	5,587,096	0.11%	23	2.59%	4,584,454	0.85%
Moratorium	19	0.07%	3,085,848	0.06%	14	1.58%	2,550,226	0.48%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Arrangement Start Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
2016 - Q3	2	4.00%	454,789	5.24%	2	5.41%	454,789	6.37%
2017 - Q2	20	40.00%	2,104,407	24.26%	13	35.14%	1,251,638	17.54%
2017 - Q3	28	56.00%	6,113,748	70.49%	22	59.46%	5,428,253	76.08%
Total	50	100.00%	8,672,944	100.00%	37	100.00%	7,134,680	100.00%

Arrangement End Date	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
2017 - Q3	12	24.00%	1,349,586	15.56%	0	0.00%	.	. %
2017 - Q4	23	46.00%	4,165,582	48.03%	23	62.16%	4,165,582	58.38%
2018 - Q1	12	24.00%	2,767,825	31.91%	11	29.73%	2,579,148	36.15%
2018 - Q2	1	2.00%	55,809	0.64%	1	2.70%	55,809	0.78%
2018 - Q3	1	2.00%	174,311	2.01%	1	2.70%	174,311	2.44%
2019 - Q3	1	2.00%	159,831	1.84%	1	2.70%	159,831	2.24%
Total	50	100.00%	8,672,944	100.00%	37	100.00%	7,134,680	100.00%

Arrangement Amount	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
0	19	38.00%	3,085,848	35.58%	14	37.84%	2,550,226	35.74%
.01 - 100.00	4	8.00%	123,895	1.43%	2	5.41%	67,331	0.94%
100.01 - 200.00	5	10.00%	598,019	6.90%	3	8.11%	420,286	5.89%
200.01 - 300.00	5	10.00%	824,137	9.50%	5	13.51%	824,137	11.55%
300.01 - 400.00	5	10.00%	510,911	5.89%	5	13.51%	510,911	7.16%
400.01 - 500.00	3	6.00%	493,666	5.69%	2	5.41%	358,212	5.02%
500.01 - 750.00	4	8.00%	561,493	6.47%	2	5.41%	117,280	1.64%
750.01 - 1,000.00	2	4.00%	750,767	8.66%	2	5.41%	750,767	10.52%
1,000.01 - 2,000.00	1	2.00%	188,678	2.18%	0	0.00%	.	. %
2,000.01 - 3,000.00	1	2.00%	594,704	6.86%	1	2.70%	594,704	8.34%
3,000.01 - 4,000.00	1	2.00%	940,825	10.85%	1	2.70%	940,825	13.19%
Total	50	100.00%	8,672,944	100.00%	37	100.00%	7,134,680	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 54

Project Porto	Pool				Sample

B1 Year of Birth	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1920 - 1929	7	0.03%	618,514	0.01%	0	0.00%	.	. %
1930 - 1939	99	0.37%	25,087,488	0.50%	5	0.56%	6,632,090	1.24%
1940 - 1949	1,168	4.31%	257,021,558	5.15%	57	6.43%	34,573,776	6.44%
1950 - 1959	5,071	18.72%	890,028,559	17.82%	257	28.97%	151,933,021	28.32%
1960 - 1969	9,934	36.67%	1,746,691,932	34.97%	365	41.15%	241,696,090	45.05%
1970 - 1979	9,360	34.55%	1,776,924,469	35.57%	177	19.95%	94,386,614	17.59%
1980 - 1989	1,451	5.36%	299,143,800	5.99%	26	2.93%	7,331,701	1.37%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B1 Age at Completion (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
19 - 20	7	0.03%	1,284,941	0.03%	0	0.00%	.	. %
21 - 25	616	2.27%	121,638,858	2.43%	14	1.58%	3,585,351	0.67%
26 - 30	3,295	12.16%	640,171,003	12.81%	40	4.51%	13,993,125	2.61%
31 - 35	5,750	21.23%	1,035,301,484	20.72%	115	12.97%	58,117,897	10.83%
36 - 40	5,750	21.23%	1,013,734,132	20.29%	154	17.36%	104,897,074	19.55%
41 - 45	4,950	18.27%	866,211,421	17.34%	201	22.66%	134,937,581	25.15%
46 - 50	3,311	12.22%	579,623,136	11.60%	160	18.04%	90,396,348	16.85%
51 - 55	1,960	7.24%	400,601,491	8.02%	128	14.43%	82,594,043	15.39%
56 - 60	933	3.44%	215,979,518	4.32%	46	5.19%	30,818,805	5.74%
61 - 65	390	1.44%	90,240,502	1.81%	24	2.71%	10,580,979	1.97%
66 - 70	102	0.38%	25,623,119	0.51%	4	0.45%	5,633,148	1.05%
71 - 75	17	0.06%	3,816,525	0.08%	1	0.11%	998,942	0.19%
76 - 80	6	0.02%	1,078,459	0.02%	0	0.00%	.	. %
81 - 85	3	0.01%	211,731	0.00%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B1 Age Current (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
31 - 35	338	1.25%	69,781,661	1.40%	9	1.01%	2,450,107	0.46%
36 - 40	2,457	9.07%	501,925,534	10.05%	33	3.72%	10,510,010	1.96%
41 - 45	4,629	17.09%	870,057,100	17.42%	72	8.12%	25,612,212	4.77%
46 - 50	5,618	20.74%	1,026,807,748	20.55%	147	16.57%	100,699,291	18.77%
51 - 55	5,160	19.05%	889,400,174	17.80%	171	19.28%	119,729,972	22.31%
56 - 60	3,972	14.66%	679,274,708	13.60%	178	20.07%	109,089,827	20.33%
61 - 65	2,683	9.90%	480,310,560	9.61%	162	18.26%	94,481,588	17.61%
66 - 70	1,373	5.07%	280,616,989	5.62%	68	7.67%	42,479,640	7.92%
71 - 75	609	2.25%	144,677,806	2.90%	35	3.95%	22,259,265	4.15%
76 - 80	199	0.73%	40,196,403	0.80%	9	1.01%	5,577,705	1.04%
81 - 85	34	0.13%	10,209,698	0.20%	3	0.34%	3,663,677	0.68%
86 - 90	14	0.05%	2,042,929	0.04%	0	0.00%	.	. %
91 - 95	4	0.01%	215,009	0.00%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B1 FTB	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	946	3.49%	202,228,069	4.05%	44	4.96%	18,845,674	3.51%
N	18,458	68.14%	3,235,384,986	64.77%	655	73.84%	397,713,578	74.12%
Y	7,686	28.37%	1,557,903,264	31.19%	188	21.20%	119,994,040	22.36%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 55

Project Porto	Pool				Sample

B1 Employment Type	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
Armed Forces	92	0.34%	9,436,109	0.19%	0	0.00%	.	. %
Clerical	535	1.97%	56,523,210	1.13%	10	1.13%	1,221,052	0.23%
Economically Independent	303	1.12%	54,665,490	1.09%	9	1.01%	8,209,153	1.53%
Housewife	75	0.28%	18,661,234	0.37%	0	0.00%	.	. %
Junior Professional	4,471	16.50%	679,040,652	13.59%	134	15.11%	67,831,862	12.64%
Semi or Unskilled	3,154	11.64%	469,250,064	9.39%	106	11.95%	55,839,274	10.41%
Senior Professional	2,631	9.71%	608,408,903	12.18%	112	12.63%	90,683,227	16.90%
Skilled Manual	2,166	8.00%	309,385,788	6.19%	37	4.17%	20,197,841	3.76%
Student	10	0.04%	2,451,456	0.05%	0	0.00%	.	. %
Unknown	13,653	50.40%	2,787,693,413	55.80%	479	54.00%	292,570,884	54.53%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B1 Total Income (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
<= ..00	230	0.85%	39,503,798	0.79%	2	0.23%	1,497,001	0.28%
1.00 - 10,000.00	445	1.64%	75,358,103	1.51%	11	1.24%	11,311,443	2.11%
10,001.00 - 25,000.00	1,385	5.11%	140,641,119	2.82%	17	1.92%	3,174,351	0.59%
25,001.00 - 50,000.00	10,857	40.08%	1,474,615,474	29.52%	112	12.63%	27,995,337	5.22%
50,001.00 - 75,000.00	6,905	25.49%	1,119,431,585	22.41%	84	9.47%	22,486,217	4.19%
75,001.00 - 100,000.00	3,240	11.96%	683,283,556	13.68%	59	6.65%	19,023,044	3.55%
100,001.00 - 150,000.00	2,136	7.88%	585,776,208	11.73%	99	11.16%	53,072,443	9.89%
150,001.00 - 200,000.00	753	2.78%	270,367,151	5.41%	72	8.12%	54,260,104	10.11%
200,001.00 - 300,000.00	558	2.06%	254,441,209	5.09%	199	22.44%	124,698,213	23.24%
300,001.00 - 400,000.00	208	0.77%	106,032,890	2.12%	86	9.70%	66,029,685	12.31%
400,001.00 - 500,000.00	144	0.53%	74,849,470	1.50%	59	6.65%	48,298,843	9.00%
500,001.00 - 750,000.00	156	0.58%	94,263,104	1.89%	57	6.43%	63,206,540	11.78%
750,001.00 - 1,000,000.00	70	0.26%	76,445,342	1.53%	30	3.38%	41,500,072	7.73%
1,000,001.00 - 2,000,000.00	3	0.01%	507,309	0.01%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B2 Year of Birth	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1920 - 1929	16	0.08%	2,724,478	0.08%	0	0.00%	.	. %
1930 - 1939	88	0.46%	19,313,487	0.54%	6	0.89%	6,712,076	1.60%
1940 - 1949	735	3.85%	150,283,393	4.17%	31	4.59%	15,799,317	3.75%
1950 - 1959	3,255	17.04%	578,025,294	16.04%	161	23.85%	91,388,320	21.72%
1960 - 1969	7,366	38.55%	1,314,318,987	36.48%	301	44.59%	202,398,229	48.10%
1970 - 1979	6,600	34.54%	1,310,004,248	36.36%	159	23.56%	99,834,453	23.73%
1980 - 1989	1,046	5.47%	228,671,046	6.35%	17	2.52%	4,627,473	1.10%
Total	19,106	100.00%	3,603,340,933	100.00%	675	100.00%	420,759,868	100.00%

B2 Age at Completion (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
<= 18	4	0.02%	707,683	0.02%	0	0.00%	.	. %
19 - 20	7	0.04%	1,181,427	0.03%	0	0.00%	.	. %
21 - 25	483	2.53%	101,548,991	2.82%	10	1.48%	2,472,161	0.59%
26 - 30	2,225	11.65%	448,973,375	12.46%	30	4.44%	8,727,150	2.07%
31 - 35	4,119	21.56%	784,313,529	21.77%	92	13.63%	62,579,041	14.87%
36 - 40	4,400	23.03%	798,856,828	22.17%	164	24.30%	115,363,279	27.42%
41 - 45	3,544	18.55%	625,770,095	17.37%	150	22.22%	89,415,021	21.25%
46 - 50	2,144	11.22%	368,239,497	10.22%	102	15.11%	60,444,418	14.37%
51 - 55	1,223	6.40%	255,145,023	7.08%	74	10.96%	46,072,615	10.95%
56 - 60	613	3.21%	145,783,163	4.05%	38	5.63%	22,322,222	5.31%
61 - 65	234	1.22%	49,538,581	1.37%	10	1.48%	7,922,910	1.88%
66 - 70	63	0.33%	12,395,387	0.34%	2	0.30%	2,792,361	0.66%
71 - 75	32	0.17%	7,624,945	0.21%	3	0.44%	2,648,692	0.63%
76 - 80	11	0.06%	2,683,812	0.07%	0	0.00%	.	. %
81 - 85	4	0.02%	578,597	0.02%	0	0.00%	.	. %
Total	19,106	100.00%	3,603,340,933	100.00%	675	100.00%	420,759,868	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 56

Project Porto	Pool				Sample

B2 Age Current (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
26 - 30	5	0.03%	1,072,496	0.03%	0	0.00%	.	. %
31 - 35	294	1.54%	62,968,042	1.75%	8	1.19%	2,027,499	0.48%
36 - 40	1,583	8.29%	346,236,879	9.61%	18	2.67%	5,712,204	1.36%
41 - 45	3,255	17.04%	647,991,067	17.98%	59	8.74%	28,525,871	6.78%
46 - 50	4,184	21.90%	786,588,812	21.83%	145	21.48%	103,936,384	24.70%
51 - 55	3,830	20.05%	687,052,907	19.07%	146	21.63%	106,450,000	25.30%
56 - 60	2,787	14.59%	448,507,696	12.45%	135	20.00%	71,571,959	17.01%
61 - 65	1,732	9.07%	311,394,700	8.64%	92	13.63%	54,604,422	12.98%
66 - 70	894	4.68%	201,727,618	5.60%	47	6.96%	29,938,867	7.12%
71 - 75	357	1.87%	73,973,653	2.05%	19	2.81%	11,280,587	2.68%
76 - 80	104	0.54%	18,699,637	0.52%	1	0.15%	1,271,023	0.30%
81 - 85	50	0.26%	12,288,986	0.34%	5	0.74%	5,441,053	1.29%
86 - 90	21	0.11%	3,688,497	0.10%	0	0.00%	.	. %
91 - 95	9	0.05%	942,173	0.03%	0	0.00%	.	. %
96 - 100	1	0.01%	207,771	0.01%	0	0.00%	.	. %
Total	19,106	100.00%	3,603,340,933	100.00%	675	100.00%	420,759,868	100.00%

B2 FTB	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	8,573	31.65%	1,513,239,423	30.29%	235	26.49%	123,487,484	23.01%
N	17,441	64.38%	3,253,648,460	65.13%	631	71.14%	406,613,928	75.78%
Y	1,076	3.97%	228,628,436	4.58%	21	2.37%	6,451,881	1.20%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B2 Employment Type	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	7,975	29.44%	1,391,114,396	27.85%	212	23.90%	115,793,425	21.58%
Armed Forces	13	0.05%	1,923,406	0.04%	1	0.11%	625,440	0.12%
Clerical	932	3.44%	120,271,272	2.41%	9	1.01%	4,685,334	0.87%
Economically Independent	93	0.34%	14,972,683	0.30%	0	0.00%	.	. %
Housewife	2,523	9.31%	418,362,686	8.37%	107	12.06%	74,982,510	13.97%
Junior Professional	1,921	7.09%	332,483,600	6.66%	72	8.12%	33,914,852	6.32%
Semi or Unskilled	1,761	6.50%	247,247,209	4.95%	47	5.30%	24,004,931	4.47%
Senior Professional	870	3.21%	210,529,218	4.21%	21	2.37%	17,286,369	3.22%
Skilled Manual	598	2.21%	89,551,860	1.79%	11	1.24%	6,813,608	1.27%
Student	39	0.14%	6,881,860	0.14%	0	0.00%	.	. %
Unknown	10,365	38.26%	2,162,178,129	43.28%	407	45.89%	258,446,824	48.17%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B2 Total Income (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1.00 - 10,000.00	1,120	8.36%	140,277,494	5.67%	25	7.12%	9,510,598	4.72%
10,001.00 - 25,000.00	4,183	31.23%	603,853,834	24.41%	92	26.21%	31,797,956	15.78%
25,001.00 - 50,000.00	5,814	43.41%	1,116,010,749	45.12%	110	31.34%	59,085,009	29.32%
50,001.00 - 75,000.00	1,494	11.15%	337,540,722	13.65%	37	10.54%	30,289,153	15.03%
75,001.00 - 100,000.00	435	3.25%	133,658,443	5.40%	24	6.84%	23,376,793	11.60%
100,001.00 - 150,000.00	206	1.54%	78,476,894	3.17%	31	8.83%	22,239,650	11.04%
150,001.00 - 200,000.00	63	0.47%	26,757,753	1.08%	17	4.84%	13,159,745	6.53%
200,001.00 - 300,000.00	46	0.34%	19,135,998	0.77%	10	2.85%	6,825,401	3.39%
300,001.00 - 400,000.00	7	0.05%	2,981,724	0.12%	1	0.28%	1,200,848	0.60%
400,001.00 - 500,000.00	8	0.06%	3,620,559	0.15%	2	0.57%	2,185,658	1.08%
500,001.00 - 750,000.00	12	0.09%	4,626,428	0.19%	2	0.57%	1,847,551	0.92%
750,001.00 - 1,000,000.00	3	0.02%	5,965,231	0.24%	0	0.00%	.	. %
1,000,001.00 - 2,000,000.00	3	0.02%	507,309	0.02%	0	0.00%	.	. %
Total	13,394	100.00%	2,473,413,138	100.00%	351	100.00%	201,518,361	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Porto – Narrative Report	February 2018	Page | 57

Project Porto	Pool				Sample

Total Income B1 and B2 (CER Calc.)	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
1.00 - 10,000.00	49	0.37%	6,611,737	0.27%	1	0.28%	12,148	0.01%
10,001.00 - 25,000.00	63	0.47%	5,800,301	0.23%	0	0.00%	.	%
25,001.00 - 50,000.00	1,500	11.20%	134,532,374	5.44%	15	4.27%	2,180,558	1.08%
50,001.00 - 75,000.00	4,420	33.00%	626,537,079	25.33%	47	13.39%	8,965,512	4.45%
75,001.00 - 100,000.00	3,314	24.74%	576,556,505	23.31%	32	9.12%	8,105,915	4.02%
100,001.00 - 150,000.00	2,664	19.89%	589,912,853	23.85%	37	10.54%	14,633,459	7.26%
150,001.00 - 200,000.00	715	5.34%	213,383,032	8.63%	40	11.40%	22,579,611	11.20%
200,001.00 - 300,000.00	432	3.23%	169,334,840	6.85%	70	19.94%	50,913,900	25.27%
300,001.00 - 400,000.00	129	0.96%	73,623,581	2.98%	65	18.52%	48,329,941	23.98%
400,001.00 - 500,000.00	39	0.29%	22,032,001	0.89%	13	3.70%	13,072,678	6.49%
500,001.00 - 750,000.00	34	0.25%	22,972,666	0.93%	16	4.56%	16,845,689	8.36%
750,001.00 - 1,000,000.00	21	0.16%	19,049,165	0.77%	10	2.85%	10,269,933	5.10%
1,000,001.00 - 2,000,000.00	11	0.08%	12,559,695	0.51%	5	1.42%	5,609,016	2.78%
2,000,001.00+	3	0.02%	507,309	0.02%	0	0.00%	.	. %
Total	13,394	100.00%	2,473,413,138	100.00%	351	100.00%	201,518,361	100.00%

In Possession	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,078	99.96%	4,993,076,505	99.95%	875	98.65%	534,113,479	99.55%
Y	12	0.04%	2,439,814	0.05%	12	1.35%	2,439,814	0.45%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Bankruptcy	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,075	99.94%	4,985,654,049	99.80%	884	99.66%	535,189,971	99.75%
Y	15	0.06%	9,862,270	0.20%	3	0.34%	1,363,322	0.25%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Title Insurance	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	24,820	91.62%	4,619,584,978	92.47%	827	93.24%	497,928,347	92.80%
Y	2,270	8.38%	375,931,341	7.53%	60	6.76%	38,624,946	7.20%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Receivership	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,082	99.97%	4,994,053,217	99.97%	884	99.66%	535,849,102	99.87%
Y	8	0.03%	1,463,102	0.03%	3	0.34%	704,191	0.13%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B1 PIA Status	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	27,028	99.77%	4,981,543,511	99.72%	869	97.97%	532,857,103	99.31%
Appeal Lodged	2	0.01%	409,883	0.01%	1	0.11%	285,946	0.05%
Awaiting Court Approval	1	0.00%	246,179	0.00%	0	0.00%	.	. %
Awaiting MOC	9	0.03%	2,795,737	0.06%	0	0.00%	.	. %
Awaiting Proposal	4	0.01%	1,744,609	0.03%	0	0.00%	.	. %
PIA Completed	11	0.04%	3,730,132	0.07%	4	0.45%	1,512,625	0.28%
PIA In Place	23	0.08%	3,315,545	0.07%	4	0.45%	607,913	0.11%
PIA Process Closed	12	0.04%	1,730,723	0.03%	9	1.01%	1,289,707	0.24%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

B2 PIA Status	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	27,082	99.97%	4,993,299,781	99.96%	881	99.32%	535,085,701	99.73%
PIA In Place	2	0.01%	748,947	0.01%	0	0.00%	.	. %
PIA Process Closed	6	0.02%	1,467,592	0.03%	6	0.68%	1,467,592	0.27%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Litigation	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,066	99.91%	4,987,860,009	99.85%	881	99.32%	534,107,799	99.54%
Y	24	0.09%	7,656,311	0.15%	6	0.68%	2,445,494	0.46%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 58

Project Porto	Pool				Sample

Litigation CPC / CCMA	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	27,066	99.91%	4,987,860,009	99.85%	881	99.32%	534,107,799	99.54%
CCMA	24	0.09%	7,656,311	0.15%	6	0.68%	2,445,494	0.46%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Litigation Status	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
	27,066	99.91%	4,987,860,009	99.85%	881	99.32%	534,107,799	99.54%
Circuit Court proceedings issued	1	0.00%	79,406	0.00%	0	0.00%	.	. %
External Demand Issued	16	0.06%	5,535,099	0.11%	2	0.23%	816,768	0.15%
High Court Proceedings Issued	2	0.01%	1,008,928	0.02%	2	0.23%	1,008,928	0.19%
HC proceedings issued and adjourned	3	0.01%	667,333	0.01%	2	0.23%	619,798	0.12%
HC proceedings issued and not served.	1	0.00%	103,559	0.00%	0	0.00%	.	. %
Internal Demand Issued	1	0.00%	261,986	0.01%	0	0.00%	.	. %
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Sub-Account Linked to Litigation Sub-Account	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,053	99.86%	4,986,998,876	99.83%	879	99.10%	533,717,592	99.47%
Y	37	0.14%	8,517,444	0.17%	8	0.90%	2,835,701	0.53%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Litigation Bank Defendant	#	# %	UPB €	UPB € %	#	# %	UPB €	UPB € %
N	27,087	99.99%	4,993,622,314	99.96%	884	99.66%	534,659,288	99.65%
Y	3	0.01%	1,894,005	0.04%	3	0.34%	1,894,005	0.35%
Total	27,090	100.00%	4,995,516,319	100.00%	887	100.00%	536,553,293	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 59

Appendix 3 - Data Integrity Table

	Field Name	Description	File Checks
1	Loan ID	Loan Account number	System, Loan Offer
2	Original Advance Date	Date original loan completed	System
3	Loan Amount	Original loan Advance	System, Application Form, Loan Offer
4	Original Term	Original Term or following Term amendment	System, Loan Offer, Amendment offer
5	Current Balance	Balance at data cut off	System
6	Type of Repayment	Interest Only/Capital Repayment or Part & Part	System, Loan offer, Amendment offer
7	Current interest Rate	Interest rate at data cut off	System
8	Current Monthly Instalment (CMI)	Current instalment due at data cut off	System
9	B1 Year of Birth	Primary Borrower Year of Birth	System, Application Form, KYC
10	B2 Year of Birth	Secondary Borrower Year of Birth	System, Application Form, KYC
11	Current Arrears Balance	Arrears balance at cut-off	System
12	Payment Method	Direct debit, payment card etc	System
13	Original Valuation	Original Valuation amount	System, Valuation Report
14	Original Valuation Date	Date of valuation inspection	System, Valuation Report

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660
Project Porto – Narrative Report	February 2018	Page | 60